UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

4922 Fairmont Avenue Bethesda, MD 20814
(Address of principal executive offices) (Zip code)

FBR Mutual Fund Services, 4922 Fairmont Avenue Bethesda, MD 20814

(Name and address of agent for service)

Registrant’s telephone number, including area code: (301) 657-1500

Date of fiscal year end: October 31, 2004

Date of reporting period: October 31, 2004

ITEM 1.	REPORT TO SHAREHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

FRIEDMAN BILLINGS RAMSEY

THE FBR FUNDS

FBR Large Cap Financial Fund

FBR Small Cap Financial Fund

FBR Small Cap Fund

FBR Large Cap Technology Fund

FBR Small Cap Technology Fund

FBR Gas Utility Index Fund

FBR Fund for Government Investors

FBR Maryland Tax-Free Portfolio

FBR Virginia Tax-Free Portfolio

Annual Report

October 31, 2004

The FBR Funds

Letter to Shareholders

Dear Shareholder,

Fiscal 2004 was another active year for The FBR Funds. We launched the Small Cap Technology Fund (FBRCX) in January and hired Robert Barringer to manage that fund. Robert has 16 years of experience in the investment business and is a valuable addition to our portfolio management team. We have implemented polices and procedures under the Sarbanes-Oxley Act and adopted a fund compliance program as required under new SEC rules. We continue to improve and expand our marketing efforts. We have worked to reduce the Fund’s administrative costs and you should see the benefits reflected in lower administrative fees in the coming year. Finally, record inflows combined with solid investment performance allowed the Funds to surpass $2 billion in assets under management in late October. All of us at The FBR Funds want to thank you for your continued support and trust in our efforts to bring you quality mutual fund products.

At The FBR Funds, we believe that quality mutual fund products begin and end with a consistent investment approach. Our equity funds strive to give you diversified exposure to segments of the market that offer long-term potential for growth. We look for companies that believe in what we believe - that durable equity returns are driven by consistent profitability. Consistent profits begin with conservative accounting, an aversion to debt, a low cost operating structure, an uncomplicated business plan, and an overall philosophy of building for the long-term. Our fixed income funds follow a conservative strategy consistent with owning the highest quality government and municipal securities. Preservation of capital is the main objective of our fixed income funds.

The FBR Funds are in sum about respecting your money. We understand the capital markets are not always favorable and strive to preserve capital during these turbulent periods. We believe that losing less money in difficult markets is more important than making the most in rising ones. We believe you want a return on your money and the return of your money. Our goal is to give your money the best chance of achieving returns that are balanced, mindful of the downside and sustainable over the long run.

What follows is a discussion about each of our Fund’s performance during the year and the outlook going forward. Thanks again for your support.

Sincerely,

David Ellison
President and Trustee
The FBR Funds

Investors should consider the investment objectives, risks, charges and expenses carefully before investing. This and other important information about The FBR Funds can be found in the prospectus. To obtain a free prospectus, please call 888.888.0025 or visit www.fbrfunds.com. Please read the prospectus carefully before investing.

The FBR Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC

The FBR Funds

Standardized Annual Returns

As of September 30, 2004

		Average Annual Returns
	Inception Date	One Year	Five Years	Ten Years	Since Inception

Money Market Fund
FBR Fund for Government Investors (FUSXX)[1]	Feb-75	0.43%	2.26%	3.36%	n/a

Fixed Income Funds
FBR Maryland Tax-Free Portfolio (RSXLX)[2,5]	Sep-83	3.01%	5.40%	5.49%	6.47%
FBR Virginia Tax-Free Portfolio (RSXIX)[2,5]	Sep-83	2.81%	5.81%	5.62%	6.36%

Equity Funds
FBR Large Cap Financial Fund (FBRFX)[3,5]	Jan-97	18.36%	12.02%	n/a	12.13%
FBR Small Cap Financial Fund (FBRSX)[3,4,5]	Jan-97	21.51%	23.10%	n/a	18.84%
FBR Small Cap Fund (FBRVX)[4,5]	Jan-97	22.44%	18.50%	n/a	17.10%
FBR Large Cap Technology Fund (FBRTX)[5,6]	Feb-02	4.22%	n/a	n/a	2.25%
FBR Small Cap Technology Fund (FBRCX)[4,5,6]	Jan-04	n/a	n/a	n/a	n/a
FBR Gas Utility Index Fund (GASFX)[7]	May-89	18.82%	5.62%	10.20%	8.86%

TOTAL RETURNS REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.

The current performance may be lower or higher than performance data quoted.

To obtain performance data current to the most recent month-end please call 888.888.0025.

[1]	Investments in money market funds are not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the NAV (Net Asset Value) at $1.00 per share, it is possible to lose money by investing in the Fund.

[2]	Some income earned in the Fixed Income Funds may be subject to the Federal Alternative Minimum Tax. Income earned by non-Maryland or non-Virginian residents will be subject to applicable state and local taxes.

[3]	Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates.

[4]	Investing in a small-cap fund involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies.

[5]	The non-diversified nature of the fund may subject investors to greater volatility than other diversified funds.

[6]	Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses. In addition, the Fund may be subject to risks posed by use of derivative instruments. The value of the FBR Technology Funds’ shares may fluctuate more than shares of funds investing in a broader range of industries.

[7]	The Fund is subject to risks associated with the natural gas industry which is sensitive to interest rates, weather and competition risks.

Investors are asked to consider the investment objectives, risks, charges and expenses carefully before investing. For more complete information about The FBR Funds, including fees and expenses, and a copy of a free prospectus please call 888.888.0025 or visit us at www.fbrfunds.com. Please read the prospectus carefully before you invest or send money.

The FBR Funds are distributed by FBR Investment Services, Inc., member NASD/SPIC.

The FBR Funds

FBR Large Cap Financial Fund

Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2004, the FBR Large Cap Financial Fund appreciated 9.76%. This compares to the S&P 500 Composite Index and the Lipper Financial Services Fund Index which returned 9.42% and 9.92% for the same period, respectively.

What factors contributed to the Fund’s performance?

The fear of rising interest rates in early 2004 had a significant impact on the Fund’s performance this past year. Even with this fear, the Fund was able to perform in line with the relevant indices. We have historically used fundamental valuation metrics and overall business risk assessments as keys to stock selection, a process which served shareholders well this year as the more highly valued and interest rate sensitive financial stocks fared worse than the Fund and relevant indexes.

What is the outlook for the Fund and the financial services sector?

Fundamental business conditions for the financial services industry have been favorable over the last couple years. Interest rates have fluctuated within a narrow range. Credit conditions have been improving. Commercial and residential loan growth has been slow but positive. Capital market activities have continued to show signs of improvement from depressed levels last year. Capital expenditures by companies have continued to improve customer service efforts and reduce operating costs. Mergers and acquisitions have created modest benefits to operating leverage. Regulatory control continues to be focused while not hampering industry competitiveness. I expect these favorable fundamental trends will continue in 2005 and expect the stocks to follow these trends.

The risks to these favorable trends are numerous but all hinge on two concerns — interest rates and overall economic activity. If interest rates were to rise too quickly, operating margins could be negatively impacted. A slowdown in economic activity could lead to unfavorable credit conditions. Also, historical valuations have crept up to the high end of the range which present downside risk should the fundamental trends deteriorate.

We will continue to concentrate the funds holdings in financial stocks that follow low-risk business strategies and trade at below average valuations. This strategy has the intended effect of reducing the potential downside risks over the long-term.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2004(4)

	One Year	Annualized Five Year	Annualized Since Inception(5)
FBR Large Cap Financial Fund(1)(2)	9.76%	10.28%	12.38%
S&P 500 Composite Index(1)(3)	9.42%	(2.22%)	7.01%
Lipper Financial Services Fund Index(1)(3)	9.92%	6.07%	10.49%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)	FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	S&P 500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)	For the period January 3, 1997 (commencement of investment operations) through October 31, 2004. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Large Cap Financial Fund

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Financial Fund

Portfolio of Investments

October 31, 2004

SHARES		VALUE (NOTE 2)
	COMMON STOCKS — 89.2%
	Banks - Commercial — 28.3%
29,000	Comerica, Inc.	$1,783,790
24,000	Hibernia Corp.	696,000
44,000	KeyCorp.	1,477,960
27,000	North Fork Bancorporation, Inc.	1,190,700
27,500	SunTrust Banks, Inc.	1,935,450
25,000	UnionBanCal Corp.	1,518,750

		8,602,650

	Banks - Money Centers — 10.5%
35,000	Bank of America Corp.	1,567,650
24,000	Citigroup, Inc.	1,064,880
11,000	Wachovia Corp.	541,310

		3,173,840

	Banks - Regional — 0.6%
5,000	Banknorth Group, Inc.	176,350

	Financial Services — 27.3%
20,000	Capital One Financial Corp.	1,475,200
44,000	CIT Group, Inc.	1,777,600
12,000	Countrywide Financial Corp.	383,160
15,500	Fannie Mae (Federal National Mortgage)	1,087,325
16,000	Freddie Mac (Federal Home Loan)	1,065,600
15,000	JP Morgan Chase & Co.	579,000
23,000	MBNA Corp.	589,490
11,000	Merrill Lynch & Co.	593,340
11,000	Morgan Stanley	561,990
2,000	The Goldman Sachs Group, Inc.	196,760

		8,309,465

	Insurance - Life — 0.8%
15,000	Conseco, Inc.*	251,400

	Insurance - Property/Casualty — 0.9%
7,000	PMI Group, Inc.	271,740

	Savings and Loans - Savings Banks — 20.8%
60,000	Astoria Financial Corp.	2,345,400
19,000	Golden West Financial Corp.	2,221,480
59,000	Sovereign Bancorp, Inc.	1,277,350
11,000	Washington Mutual, Inc.	425,810
1,000	Webster Financial Corp.	47,800

		6,317,840

	Total Common Stocks (Amortized Cost $20,481,972)	27,103,285

The FBR Funds

FBR Large Cap Financial Fund

Portfolio of Investments (continued)

October 31, 2004

PAR		VALUE (NOTE 2)
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 10.9%
$3,298,000	Federal Home Loan Bank Discount Note, 1.69%**, due 11/01/04 (Amortized Cost $3,298,000)	$3,298,000

	Total Investments — 100.1% (Amortized Cost $23,779,972)	30,401,285
	Liabilities Less Other Assets — (0.1%)	(17,148)

	Net Assets — 100.0%	$30,384,137

*	Non-income producing security.

**	This issue shows the rate of discount at time of purchase.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund

Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2004, the FBR Small Cap Financial Fund appreciated 14.29%. This compares to the Russell 2000 Index and the Lipper Financial Services Fund Index which returned 11.73% and 9.92% for the same period, respectively.

What factors contributed to the Fund’s performance?

In 2004, the pervasive fear of a sharp spike in short-term rates caused significant investor outflows around mid-year, but had little impact on fund performance. The Fund outperformed the relevant indices as investors’ fears about rising rates were overblown and the companies held in the Fund’s portfolio continued to generally outperform market expectations. Historically, we have focused on fundamental valuation metrics and overall business risk assessments as keys to stock selection. This process served shareholders well over the year as the more highly valued and interest rate sensitive small cap financial stocks fared worse than the Fund and relevant indexes.

What is the outlook for the Fund and the financial services sector?

Fundamental business conditions for the small cap financial services industry have been favorable over the last two years. Interest rates have fluctuated within a narrow range. Credit conditions have been improving. Loan growth has been slow but positive. Capital expenditures have continued to expand customer service and reduce operating costs. Consolidation has created benefits to operating leverage and internal efficiencies. Regulatory control continues to be tough while not reducing industry competitiveness. I expect these favorable fundamental trends will continue in 2005 and expect the stocks to follow these trends.

The risks to these favorable trends are numerous but the two major concerns are interest rates and overall economic activity. Also, historical valuations have crept up to the high side of the range, which presents downside risk if fundamental trends should deteriorate.

We will continue to concentrate the Fund’s holdings in financial stocks that follow low-risk business strategies and trade at below average valuations. This strategy has the intended effect of reducing the potential downside risk over the long-term.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2004(4)

	One Year	Annualized Five Year	Annualized Since Inception(5)
FBR Small Cap Financial Fund(1)(2)	14.29%	23.02%	18.84%
Russell 2000 Index(1)(3)	11.73%	7.74%	7.78%
Lipper Financial Services Fund Index(1)(3)	9.92%	6.07%	10.49%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)	FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 11% of the Russell 3000’s total market-capitalization. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)	For the period January 3, 1997 (commencement of investment operations) through October 31, 2004. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Financial Fund

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Financial Fund

Portfolio of Investments

October 31, 2004

SHARES		VALUE (NOTE 2)
	COMMON STOCKS — 81.3%
	Banks - Commercial — 3.4%
470,000	Provident Financial Services, Inc.	$8,460,000
402,645	Taylor Capital Group, Inc.	11,817,631

		20,277,631

	Banks - Regional — 5.1%
937,895	Bank Mutual Corp.	11,517,350
69,012	Cheviot Financial Corp.	769,484
88,800	City Holding Co.	3,076,920
166,150	Hanmi Financial Corp.	5,047,637
622,769	NewAlliance Bancshares, Inc.	8,644,034
115,118	Partners Trust Financial Group, Inc.	1,171,901

		30,227,326

	Consumer Finance — 3.7%
311,000	AmeriCredit Corp.*	6,033,400
421,322	ASTA Funding, Inc.	7,615,395
423,000	Saxon Capital, Inc.*	8,121,600
		21,770,395
	Insurance - Life — 1.3%
35,000	Ceres Group, Inc.*	189,000
99,000	StanCorp Financial Group, Inc.	7,462,620

		7,651,620

	REITs - Mortgage — 5.0%
275,000	Annaly Mortgage Management, Inc.	4,944,500
50,000	Anthracite Capital, Inc.	579,000
313,000	Anworth Mortgage Asset Corp.	3,201,990
325,500	Government Properties Trust, Inc.	3,264,765
185,000	Luminent Mortgage Capital, Inc.	2,127,500
373,000	MFA Mortgage Investments, Inc.	3,148,120
27,000	Redwood Trust, Inc.	1,624,320
375,000	Thornburg Mortgage, Inc.	10,713,750

		29,603,945

	Savings and Loans - Savings Banks - Central — 2.4%
219,500	Capitol Federal Financial	7,458,609
49,174	First Place Financial Corp.	971,187
116,369	HMN Financial, Inc.	3,461,978
98,000	TierOne Corp.	2,183,440

		14,075,214

The FBR Funds

FBR Small Cap Financial Fund

Portfolio of Investments (continued)

October 31, 2004

SHARES		VALUE (NOTE 2)
	Savings and Loans - Savings Banks - East — 19.7%
278,497	Bancorp Rhode Island, Inc.	$10,652,510	†
535,054	Brookline Bancorp, Inc.	8,287,986
333,497	Dime Community Bancshares, Inc.	5,355,962
49,961	Flushing Financial Corp.	962,748
107,600	Hingham Institution for Savings	4,478,850	†
803,000	Hudson City Bancorp, Inc.	29,341,621
287,000	Independence Community Bank Corp.	10,799,810
130,956	MASSBANK Corp.	4,910,850
264,020	New York Community Bancorp, Inc.	4,847,407
28,518	Pamrapo Bancorp, Inc.	641,655
241,311	Parkvale Financial Corp.	6,459,895
35,950	PennFed Financial Services, Inc.	1,165,499
266,000	Sovereign Bancorp, Inc.	5,758,900
90,523	TF Financial Corp.	2,650,513
334,291	Waypoint Financial Corp.	9,179,631
356,662	Yardville National Bancorp	11,834,046

		117,327,883

	Savings and Loans - Savings Banks - South — 4.9%
569,833	BankUnited Financial Corp., Class A*	16,952,532
26,800	FFLC Bancorp, Inc.	813,916
620,100	Franklin Bank Corp.*	10,231,650
49,600	Greenville First Bancshares, Inc.*	992,000

		28,990,098

	Savings and Loans - Savings Banks - West — 35.8%
421,376	Banner Corp.	12,599,142
1,181,116	Commercial Capital Bancorp, Inc.	26,492,432
419,300	Downey Financial Corp.	23,170,518
108,243	First PacTrust Bancorp, Inc.	3,012,403
717,100	FirstFed Financial Corp.*	36,858,940
354,822	ITLA Capital Corp.*	17,180,836	†
255,550	Pacific Premier Bancorp, Inc.*	3,002,713
457,800	PFF Bancorp, Inc.	18,060,210
675,000	Sterling Financial Corp.*	25,359,750
1,128,600	Washington Federal, Inc.	28,801,872
472,900	Westcorp	18,878,168

		213,416,984

	Total Common Stocks (Amortized Cost $354,428,750)	483,341,096

The FBR Funds

FBR Small Cap Financial Fund

Portfolio of Investments (continued)

October 31, 2004

PAR		VALUE (NOTE 2)
	REPURCHASE AGREEMENTS — 18.7%
$111,064,000	With Mizuho Securities, Inc. dated 10/29/04 at 1.75% to be repurchased at $111,080,197 on 11/01/04, collateralized by U.S. Treasury Notes, 1.875% due 1/31/06, value $65,108,964; U.S. Treasury Bonds, 8.75% due 8/15/20, value $48,367,295 (Amortized Cost $ 111,064,000)	$111,064,000

	Total Investments — 100.0% (Amortized Cost $465,492,750)	594,405,096
	Other Assets Less Liabilities — 0.0%	220,208

	Net Assets — 100.0%	$594,625,304

*	Non-income producing security

†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Fund

Management Overview

Portfolio Manager: Charles T. Akre, Jr.

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2004 the FBR Small Cap Fund appreciated 19.46%. This compares to the Russell 2000 Index and the Lipper Small Cap Growth Fund Index which returned 11.73% and 1.95% for the same period, respectively.

What factors contributed to the Fund’s performance?

During the course of the year, we were able to maintain, and in some cases grow, the capital committed to our four largest holdings. Each of the four continued to solidify their leadership positions in their respective industries: property casualty insurance; wireless telecommunications infrastructure; gaming; and specialty retailing. Each of the four had solid years building intrinsic value on a per share basis, our key metric for evaluating and monitoring securities. We have owned shares in these companies for seven, seven, five and two years, respectively. We maintained or increased our allocations during the year because we felt that they remained undervalued, superbly managed and possessed excellent prospects to continue to compound their intrinsic values at high rates.

We also enjoyed success with several holdings in industry groupings new to the Fund. We successfully added shares in energy pipeline operators, discount retailers and in the homebuilding industry. As you would expect, we added to individual holdings in these select industries cautiously over the year as market pullbacks gave us buying opportunities. We approached each of these purchases in the same bottom-up oriented, company specific process we have followed for years. Our aim is never to own an industry or to rotate amongst industries chasing trends, but instead, to make selective additions to the portfolio in superior businesses when the opportunities arise.

What is the outlook for the Fund and the small cap sector?

As we have said in the past, we offer no opinion on the direction of the market or for small cap stocks. We do affirm to you that we will continue to be diligent in searching out a small number of outstanding businesses to own in our portfolio. We remain totally committed to our goal of compounding your capital at an above average rate, while incurring a level of risk compatible with that goal.

As may be evident from the sector breakdown of assets found in the annual report, the Fund does not own a wide cross section of small cap stocks. The Fund owns fewer securities, but with real commitment. As such, the outlook for the Fund is a function of its basket of holdings rather than the market in general. We remain enthusiastic about the individual company prospects within the Fund’s portfolio and continue to work hard to find new places to commit capital. That said, market prices are higher today for many of our businesses and our valuation discipline means that we are typically more active in periods of declining prices and less active during periods of rising prices.

The FBR Funds

FBR Small Cap Fund

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2004(4)

	One Year	Annualized Five Year	Annualized Since Inception(5)
FBR Small Cap Fund(1)(2)	19.46%	19.06%	17.36%
Russell 2000 Index(1)(3)	11.73%	7.74%	7.78%
Lipper Small Cap Growth Fund Index(1)(3)	1.95%	2.34%	5.39%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)	FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 11% of the Russell 3000’s total market-capitalization. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)	For the period January 3, 1997 (commencement of investment operations) through October 31, 2004. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such sharesholders would have been lower.

The FBR Funds

FBR Small Cap Fund

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Fund

Portfolio of Investments

October 31, 2004

SHARES		VALUE (NOTE 2)
	COMMON STOCKS — 72.4%
	Beverages — 1.1%
170,800	Coca-Cola Bottling Co.	$9,027,634

	Biotechnology and Drugs — 1.1%
542,000	Bradley Pharmaceuticals, Inc.*	8,975,520

	Capital Goods-Miscellaneous — 1.7%
200,000	Briggs & Stratton Corp.	14,362,000

	Casinos and Gaming — 12.0%
1,595,324	Alliance Gaming Corp.*	14,756,747
27,500	Florida Gaming Corp.*	404,250
20,000	International Game Technology	660,800
515,500	Monarch Casino & Resort, Inc.*	14,397,915
1,105,584	Penn National Gaming, Inc.*	45,914,904
369,450	Pinnacle Entertainment, Inc.*	5,430,915
105,000	Shuffle Master, Inc.*	4,419,450
250,000	Station Casinos, Inc.	12,737,500

		98,722,481

	Communication Services — 6.9%
3,100,000	American Tower Corp., Class A*	53,289,000
10,700	Outdoor Channel Holdings, Inc.*	147,339
74,650	SpectraSite, Inc.*	3,829,545

		57,265,884

	Computer Peripherals — 0.3%
118,500	Metrologic Instruments, Inc.*	2,210,025

	Construction Services — 4.0%
425,000	D.R. Horton, Inc.	12,750,000
90,000	Hovnanian Enterprises, Inc., Class A*	3,378,600
60,000	Standard Pacific Corp.	3,369,000
300,000	Toll Brothers, Inc.*	13,905,000

		33,402,600

	Construction-Supplies and Fixtures — 1.5%
143,000	American Woodmark Corp.	5,316,740
107,471	Simpson Manufacturing Company, Inc.	6,908,236

		12,224,976

The FBR Funds

FBR Small Cap Fund

Portfolio of Investments (continued)

October 31, 2004

SHARES		VALUE (NOTE 2)
	Consumer Financial Services — 2.1%
873,000	AmeriCredit Corp.*	$16,936,200

	Electric Utilities — 1.7%
1,316,400	The AES Corp.*	14,348,760

	Insurance-Life — N.M.
3,007	Independence Holding Co.	57,103

	Insurance-Miscellaneous — 1.6%
25,000	Brown & Brown, Inc.	1,044,000
393,500	Hilb, Rogal, and Hobbs Co.	12,473,950

		13,517,950

	Insurance-Mortgage Insurance — 0.2%
30,000	Triad Guaranty, Inc.*	1,635,300

	Insurance-Property and Casualty — 16.7%
523,000	Allmerica Financial Corp.*	15,742,300
80	Berkshire Hathaway, Inc., Class B*	224,320
33,000	Fairfax Financial Holdings Ltd.	4,853,970
255,400	Markel Corp.*	81,217,199
275,000	PartnerRe Ltd.	15,991,250
500,000	Platinum Underwriters Holdings Ltd.	14,625,000
300,000	PMA Capital Corp., Class A*	2,460,000
75,000	ProAssurance Corp.*	2,676,750

		137,790,789

	Insurance-Title Insurance — 0.2%
61,000	Investors Title Co.	2,019,100

	Motion Pictures — 0.6%
220,800	AMC Entertainment, Inc.*	4,241,568
40,000	Regal Entertainment Group	796,400

		5,037,968

	Office Equipment — 2.3%
542,700	Global Imaging Systems, Inc.*	19,103,040

	Oil and Gas Operations — 3.1%
400,600	Kaneb Services LLC	12,578,840
326,290	MarkWest Hydrocarbon, Inc.	5,253,269
211,800	Penn Virginia Corp.	7,624,800

		25,456,909

The FBR Funds

FBR Small Cap Fund

Portfolio of Investments (continued)

October 31, 2004

SHARES/ PAR		VALUE (NOTE 2)
	Personal Services — 0.2%
200,000	Service Corporation International*	$1,322,000

	Recreational Activities — 0.8%
603,800	Dover Motorsports, Inc.	2,868,050
60,000	International Speedway Corp., Class A	2,822,400
19,000	International Speedway Corp., Class B	883,500

		6,573,950

	Regional Banks — 0.1%
14,000	Corus Bankshares, Inc.	644,140

	Restaurants — 0.8%
586,100	Krispy Kreme Doughnuts, Inc.*	6,212,660

	Retail - Apparel — 1.6%
412,500	Aeropostale, Inc.*	13,014,375

	Retail - Specialty — 11.5%
1,700,000	99 Cents Only Stores*	26,197,000
150,000	Advance Auto Parts, Inc.*	5,868,000
1,500,000	CarMax, Inc.*	39,510,000
800,000	Dollar Tree Stores, Inc.*	23,120,000

		94,695,000

	Software and Programming — 0.1%
16,000	MICROS Systems, Inc.*	945,920

	Transportation Services — 0.2%
90,000	Dynamex, Inc.*	1,863,000

	Total Common Stocks (Amortized Cost $449,934,674)	597,365,284

	MASTER LIMITED PARTNERSHIPS — N.M. Casinos — N.M.
61,650	Equus Gaming Company L.P.* (Amortized Cost $110,489)	67,815

The FBR Funds

FBR Small Cap Fund

Portfolio of Investments (continued)

October 31, 2004

PAR		RATE		MATURITY	VALUE (NOTE 2)
	U.S. GOVERNMENT AGENCY OBLIGATION — 2.4%
$20,000,000	Student Loan Marketing Association
	(Amortized Cost $20,114,104)	2.25%		12/15/32	19,876,800

	SHORT-TERM INVESTMENTS — 25.0%
	Commercial Paper — 15.2%
15,000,000	Ford Motor Credit Co.	1.89	**	11/24/04	14,981,888
15,000,000	Ford Motor Credit Co.	1.89	**	12/9/04	14,970,075
16,000,000	General Electric Capital Corp.	1.96	**	1/5/05	15,943,378
25,000,000	Lockhart Funding LLC	1.93	**	12/2/04	24,958,451
15,000,000	Lockhart Funding LLC	1.93	**	12/8/04	14,970,246
8,500,000	National Grid Transco PLC	1.845	**	12/14/04	8,481,268
20,000,000	Prudential Funding LLC	1.82	**	12/16/04	19,954,500
11,571,000	Sunbelt Funding Corp.	1.82	**	12/8/04	11,549,356

	Total Commercial Paper (Amortized Cost $125,809,162)				125,809,162

	U.S. Government Agency Obligation — 3.0%
24,850,000	Federal National Mortgage Association, Discount Note (Amortized Cost $24,850,000)	1.78	**	11/1/04	24,850,000

	Repurchase Agreements — 6.8%
56,074,000	With Mizuho Securities, Inc. dated 10/29/04 at 1.75 % to be repurchased at $56,082,177 on 11/01/04, collateralized by U.S. Treasury Notes, 1.875% due 1/31/06, value $32,872,218; U.S. Treasury Bonds, 8.75% due 8/15/20, value $24,419,683 (Amortized Cost $56,074,000)				56,074,000

	Total Short-Term Investments (Amortized Cost $206,733,162)				206,733,162

	Total Investments — 99.8%
	(Amortized Cost $676,892,429)				824,043,061
	Other Assets Less Liabilities — 0.2%				1,453,825

	Net Assets — 100.0%				$825,496,886

*	Non-income producing security

†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)

**	This issue shows the rate of discount at time of purchase.

N.M. Not Meaningful

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Technology Fund

Management Overview

Portfolio Manager: Winsor Aylesworth

Over the recent fiscal year, how did the fund perform?

For the one-year period ended October 31, 2004 the FBR Large Cap Technology Fund appreciated 1.17%. This compares to the S&P 500 Composite Index, the NASDAQ Comp Index and the Lipper Science & Technology Fund Index which returned 9.42%, 2.68% and -3.08% for the same period, respectively.

What factors contributed to the Fund’s performance?

Historically, the technology sector has tended to track the nation’s economy. Companies spend more on technology as the economy improves and cut back as the economy slows. The first half of the 12-month period, characterized by broad based economic growth, ran into a soft patch in the second half due to decelerating economic indicators, the expectation and realization of rising rates and sharply increasing commodity prices. Investors tended to stay on the sidelines as such high profile events as the Olympics, the political conventions and our national election played out. As all these internationally visible events reached successful conclusions, and corporate executives and investors became more optimistic about the prospects for growth, investors and companies appeared ready to get back to business.

Our overall strategy of investing in large cap technology companies with earnings and minimal debt, that are selling at reasonable valuations is an inherently conservative approach that served the Fund well during this period.

What is the outlook for the Fund and the technology sector?

As one of the major “pillars” of the economy, the technology sector will always be linked to the overall growth of the global economy. As a society, we are perpetually looking for new ways and the latest gadgets that allow us to do what we want any time and any place. This all bodes well for technology. Currently, consumer items such as flat panel displays, digital cameras, mp3 players, and entertainment convergence are all examples of segments that will continue to fuel growth for the sector. Corporately, our desire for smaller, faster, and lighter will feed the demand for new technological breakthroughs. The changing demographic of the population will continue to drive advances in healthcare technology and biotechnology. Even the war on terrorism will create opportunities for technology over the long term.

The FBR Large Cap Technology Fund offers investors exposure to the technology industry by owning a wide range of fundamentally sound companies with attractive and sustainable profit margins. These market leaders should continue to participate in the inherent growth of the sector and most importantly, weather any market downturn as well as, if not better than the industry averages.

The FBR Funds

FBR Large Cap Technology Fund

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2004(4)

	One Year	Annualized Since Inception(5)
FBR Large Cap Technology Fund(1)(2)	1.17%	4.08%
S&P 500 Composite Index(1)(3)	9.42%	1.99%
NASDAQ Composite Index(1)(3)	2.68%	1.67%
Lipper Science & Technology Fund Index(1)(3)	(3.08%)	(5.01%)

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)	FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	S&P500 Composite Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Lipper Analytical Services, Inc., is a national recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on a universe of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)	For the period February 1, 2002 (commencement of investment operations) through October 31, 2004.

The FBR Funds

FBR Large Cap Technology Fund

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Technology Fund

Portfolio of Investments

October 31, 2004

SHARES		VALUE (NOTE 2)
	COMMON STOCKS — 96.2%
	Audio and Video Equipment — 3.7%
7,075	Sony Corp. ADR	$246,564

	Biotechnology and Drugs — 8.5%
1,100	AmerisourceBergen Corp.	60,544
1,150	Barr Pharmaceuticals, Inc.*	43,298
4,550	Cardinal Health, Inc.	212,712
2,700	MedImmune, Inc.*	76,734
4,000	Mylan Laboratories, Inc.	68,880
6,425	Serono S.A. ADR	98,688

		560,856

	Communications Equipment — 15.3%
4,800	Cisco Systems, Inc.*	92,208
2,050	Comverse Technology, Inc.*	42,312
14,500	Corning, Inc.*	166,024
15,200	Motorola, Inc.	262,352
18,525	Nokia Oyj ADR	285,655
1,300	Qualcomm, Inc.	54,353
2,100	Scientific-Atlanta, Inc.	57,519
6,250	Tellabs, Inc.*	50,000

		1,010,423

	Communications Services — 3.7%
9,675	SBC Communications, Inc.	244,391

	Computer Hardware — 5.9%
3,400	Apple Computer, Inc.*	178,602
755	International Business Machines Corp.	67,761
30,900	Sun Microsystems, Inc.*	139,977

		386,340

	Computer Peripherals — 8.1%
5,600	Canon, Inc. ADR	277,200
13,900	Hewlett-Packard Co.	259,374

		536,574

	Computer Services — 0.7%
850	NCR Corp.*	47,898

	Computer Storage Devices — 6.0%
20,875	EMC Corp.*	268,662
3,275	SanDisk Corp.*	68,349
4,800	Seagate Technology	60,672

		397,683

The FBR Funds

FBR Large Cap Technology Fund

Portfolio of Investments (continued)

October 31, 2004

SHARES		VALUE (NOTE 2)
	Electronic Instruments and Controls — 9.0%
5,115	Agilent Technologies, Inc.*	$128,181
2,225	American Power Conversion Corp.	42,898
8,700	AU Optronics Corp. ADR	91,350
3,150	Jabil Circuit, Inc.*	76,577
4,900	LG.Philips LCD Company, Ltd. ADR*	66,395
3,200	Molex, Inc.	94,624
1,400	TDK Corp. ADR	97,075

		597,100

	Retail - Catalog and Mail Order — 0.7%
750	CDW Corp.	46,523

	Scientific and Technical Instruments — 0.9%
2,950	Applera Corp. - Applied Biosystems Group	56,286

	Semiconductors — 27.5%
16,200	Applied Materials, Inc.*	260,820
2,900	Freescale Semiconductor, Inc. Class A*	45,066
8,700	Infineon Technologies AG ADR*	95,091
12,000	Intel Corp.	267,119
2,000	KLA-Tencor Corp.*	91,060
1,800	Kyocera Corp. ADR	129,780
9,050	Micron Technology, Inc.*	110,229
4,100	National Semiconductor Corp.	68,470
2,950	Novellus Systems, Inc.*	76,435
3,150	NVIDIA Corp.*	45,581
9,600	STMicroelectronics N.V	177,696
11,950	Texas Instruments, Inc.	292,177
5,025	Xilinx, Inc.	153,765

		1,813,289

	Software and Programming — 6.2%
2,800	Check Point Software Technologies Ltd.*	63,339
1,650	Electronic Arts, Inc.*	74,118
4,725	Microsoft Corp.	132,253
2,200	PeopleSoft, Inc.*	45,694
6,600	Siebel Systems, Inc.*	62,700
1,850	Synopsys, Inc.*	30,045

		408,149

	Total Common Stocks (Amortized Cost $6,086,462)	6,352,076

The FBR Funds

FBR Large Cap Technology Fund

Portfolio of Investments (continued)

October 31, 2004

PAR		VALUE (NOTE 2)
	REPURCHASE AGREEMENTS — 3.9%
$259,000	With Mizuho Securities, Inc. dated 10/29/04 at 1.75% to be repurchased at $259,038 on 11/01/04, collateralized by U.S. Treasury Notes, 1.875% due 1/31/06, value $151,833; U.S. Treasury Bonds, 8.75% due 8/15/20, value $112,792 (Amortized Cost $259,000)	$259,000

	Total Investments— 100.1% (Amortized Cost $6,345,462)	6,611,076
	Liabilities Less Other Assets — (0.1%)	(3,340)

	Net Assets — 100.0% .	$6,607,736

*	Non-income producing security ADR American Depository Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Technology Fund

Management Overview

Portfolio Manager: Robert C. Barringer, CFA

Over the recent fiscal year, how did the fund perform?

The FBR Small Cap Technology Fund commenced operations on January 20, 2004. Since inception through the end of the fiscal year (October 31, 2004), the Fund returned -11.20% while the NASDAQ Composite Index and the Lipper Science & Technology Fund Index returned -7.72% and -9.44%, respectively.

What factors contributed to the Fund’s performance?

There has been a lot of uncertainty about the strength and duration of the technology spending recovery since its bottoming in late 2001, both from the standpoint of the companies and the investment community. The Fund’s performance was impacted by the continued uncertainty surrounding the corporate spending environment and its attendant effects on companies’ earnings visibility and financial performance. This uncertainty or lack of visibility, as it has been called, has been caused by such issues as the elections and the war in Iraq, which impacted consumer and corporate confidence. In addition, the semiconductor industry faced an excess inventory issue from the beginning of the year, resulting in poor operating and stock performance. Lastly, size played a role as small cap companies were more negatively impacted by these factors.

What is the outlook for the Fund and the technology sector?

The outlook for the technology sector remains bright as technology is integrated into larger parts of our economy and everyday lives. Broadband and wireless penetration are continuing to grow, enabling greater communication and productivity in our business and personal lives. The Fund positions itself in the stocks of companies that should take advantage of these and other major technology trends, companies with differentiated strategies, and solid balance sheets.

I was named portfolio manager of the FBR Small Cap Technology Fund this past August and I am very excited to create and maintain a portfolio of future leaders in technology. There is progress being made on numerous fronts in technology, including communications, energy, medical devices and biotechnology. These and other areas should provide fertile ground for investment opportunities into the future.

The FBR Funds

FBR Small Cap Technology Fund

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Period Ended October 31, 2004(4)

Since Inception(5)
FBR Small Cap Technology Fund (1)(2)	(11.20%)
NASDAQ Composite Index (1)(3)	(7.72%)
Lipper Science & Technology Fund Index (1)(3)	(9.44%)

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment.

(2)	FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total return shown includes fee waivers and expense reimbursements, if any; total return would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. Lipper Analytical Services, Inc., is a national recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on a universe of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)	For the period January 20, 2004 (commencement of investment operations) through October 31, 2004.

The FBR Funds

FBR Small Cap Technology Fund

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Technology Fund

Portfolio of Investments

October 31, 2004

SHARES		VALUE (NOTE 2)
	COMMON STOCKS — 97.3%
	Auto and Truck Parts — 2.8%
1,200	Gentex Corp.	$39,612

	Biotechnology and Drugs — 11.8%
2,200	Abaxis, Inc.*	28,435
2,000	Angiotech Pharmaceuticals, Inc.*	36,559
1,700	Dendreon Corp.*	17,578
950	Eon Labs, Inc.*	23,380
600	Martek Biosciences Corp.*	28,234
900	Par Pharmaceutical Companies, Inc.*	35,505

		169,691

	Chemical Manufacturing — 1.8%
725	Cabot Microelectronics Corp.*	26,122

	Communications Equipment — 3.6%
2,000	Foundry Networks, Inc.*	24,260
1,350	Polycom, Inc.*	27,878

		52,138

	Computer Hardware — 7.1%
12,300	Cray, Inc.*	41,144
1,225	Ingram Micro, Inc., Class A*	21,131
700	Park Electrochemical Corp.	14,707
625	Tech Data Corp.*	25,244

		102,226

	Computer Networks — 4.9%
1,675	Intergraph Corp.*	41,766
4,100	Novell, Inc.*	29,479

		71,245

	Computer Peripherals — 1.6%
1,250	Metrologic Instruments, Inc.*	23,313

	Computer Storage Devices — 2.3%
1,200	Storage Technology Corp.*	32,424

	Electronic Instruments and Controls — 5.2%
975	Benchmark Electronics, Inc.*	33,120
2,675	Power-One, Inc.*	18,779
1,400	Technitrol, Inc.*	22,848

		74,747

The FBR Funds

FBR Small Cap Technology Fund

Portfolio of Investments (continued)

October 31, 2004

SHARES		VALUE (NOTE 2)
	Medical Equipment and Supplies — 8.8%
600	Atrion Corp.	$27,496
1,700	Kensey Nash Corp.*	48,619
1,450	Wright Medical Group, Inc.*	37,454
400	ZOLL Medical Corp.*	12,800

		126,369

	Semiconductors — 21.4%
1,850	Actel Corp.*	28,065
3,390	Cirrus Logic, Inc.*	17,120
900	Coherent, Inc.*	21,717
3,800	ESS Technology, Inc.*	24,852
1,800	Exar Corp.*	27,036
1,150	Genesis Microchip, Inc.*	16,296
4,200	Integrated Silicon Solution, Inc.*	31,541
2,900	MEMC Electronic Materials, Inc.*	27,260
2,500	Mykrolis Corp.*	26,275
950	Power Integrations, Inc.*	20,330
1,400	Semtech Corp.*	29,232
1,150	Standard Microsystems Corp.*	25,323
400	Varian Semiconductor Equipment Associates, Inc.*	13,844

		308,891

	Software and Programming — 26.0%
3,112	Activision, Inc.*	45,061
1,950	Ascential Software Corp.*	27,476
3,850	Compuware Corp.*	22,292
1,500	FileNet Corp.*	41,744
4,550	Informatica Corp.*	35,536
1,500	Internet Security Systems, Inc.*	32,640
1,225	Manhattan Associates, Inc.*	25,198
3,400	NetIQ Corp.*	43,111
2,350	Sybase, Inc.*	37,201
815	Take-Two Interactive Software, Inc.*	26,862
1,200	THQ, Inc.*	22,680
1,500	TIBCO Software, Inc.*	14,580

		374,381

	Total Common Stocks (Amortized Cost $1,403,262)	1,401,159

The FBR Funds

FBR Small Cap Technology Fund

Portfolio of Investments (continued)

October 31, 2004

PAR		VALUE (NOTE 2)
	REPURCHASE AGREEMENTS — 1.3%
$19,000	With Mizuho Securities, Inc. dated 10/29/04 at 1.75% to be repurchased at $19,003 on 11/01/04, collateralized by U.S. Treasury Notes, 1.875% due 1/31/06, value $11,138; U.S. Treasury Bonds, 8.75% due 8/15/20, value $8,274 (Amortized Cost $19,000)	$19,000

	Total Investments — 98.6% (Amortized Cost $1,422,262)	$1,420,159
	Other Assets Less Liabilities — 1.4%	19,952

	Net Assets — 100.0%	$1,440,111

*	Non-income producing security

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund

Management Overview

Portfolio Manager: Winsor Aylesworth

Over the recent fiscal year, how did the fund perform?

For the one-year period ended October 31, 2004 the FBR Gas Utility Index Fund appreciated 20.63%. This compares to the AGA Stock Index, the Dow Jones Utility Index and the Lipper Utility Index which returned 21.59%, 28.68% and 22.97% for the same period, respectively.

What factors contributed to the Fund’s performance?

Three major factors impacted the Fund’s performance during the fiscal year, the continued post “Enron” balance sheet restructuring issues; the broad economic recovery; and the overall weather patterns and trends.

The overriding “Back to Basics” philosophy adopted by the utility industry in the aftermath of the “Enron” debacle has begun to pay dividends to investors. Companies sold non-core assets, reduced debt and focused efforts on electricity generation and gas distribution within their respective markets. As a result, many of the Fund’s holdings have either resumed or increased their dividend payout which in turn has increased overall investor interest in the industry.

The utility business is driven by a straight forward supply and demand dynamic. When demand is up, the companies sell more energy, increase revenues and usually profits. A decrease in overall energy demand generally indicates an oversupply of generating capacity. As a result, revenues and subsequent profits tend to fall. Over the course of the fiscal year, the continued economic recovery and overall stronger job environment drove demand for energy which helped off-set the mild weather experienced in the Midwest and Northeast.

What is the outlook for the Fund and the utility sector?

We have made some exciting changes which should bode well for the Fund and its investors.

First, we changed the name of the Fund to the FBR Gas Utility Index Fund. The ticker symbol remains GASFX and the underlying investment methodology is unchanged. We feel the new name better reflects the Fund’s investment objectives and will help prevent the notion that the Fund’s performance is directly correlated to the price of the underlying commodity.

Second, the Fund now includes some foreign based utility holdings. Since the demise of Enron and others, many domestic companies have been divesting non-core assets. This has provided international companies with opportunities to acquire valuable natural gas distribution assets throughout North America. Recently, several of these international companies have acquired significant U.S. based natural gas assets and have become members of the American Gas Association. As a result, in late October, these companies were added to the AGA stock Index and the Fund.

Finally, barring any terrorism and major geopolitical issues, we feel the economy is poised to continue its recovery in 2005. This should fuel the overall demand for energy which is a positive for the Fund’s holdings. We also expect the portfolio companies to continue to strengthen their balance sheets and where possible, increase their dividends. Unfortunately we can’t predict the weather, but baring any major variances in seasonal temperatures we remain moderately positive on the long-term fundamental trends of the natural gas industry.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1)(2) vs. Index(1)(3)

Total Returns—For the Years Ended October 31, 2004(4)(5)

	One Year	Annualized Five Year	Annualized Ten Year
FBR Gas Utility Index Fund (1)(2)	20.63%	5.89%	10.48%
Dow Jones Utility Index(1)(3)	28.68%	4.47%	10.42%
Lipper Utility Fund Index(1)(3)	22.97%	(0.57%)	7.92%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical investment of $10,000. The Fund’s performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The indices are unmanaged and do not incur charges or expenses and are not available for investment.

.(2)	FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)	Dow Jones Utility Index is a price weighted average of 15 utility companies listed on the New York Stock Exchange and involved in the production of electrical energy. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with the same investment objective. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(5)	In 2003, the Fund changed its fiscal year-end from March to October.

The FBR Funds

FBR Gas Utility Index Fund

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Gas Utility Index Fund

Portfolio of Investments

October 31, 2004

SHARES		VALUE (NOTE 2)	PERCENT OF NET ASSETS
	COMMON STOCKS — 99.52%
452,000	Duke Energy Corp.	$11,087,559	5.03%
340,175	PG&E Corp.*	10,899,206	4.94
267,850	KeySpan Corp.	10,700,607	4.85
124,200	E.ON AG - ADR	10,128,509	4.59
142,850	Dominion Resources, Inc.	9,188,111	4.17
423,950	NiSource, Inc.	9,093,727	4.12
174,100	Enbridge, Inc.	7,557,680	3.43
169,200	National Grid Transco PLC ADR	7,461,719	3.38
735,850	El Paso Corp.	6,578,499	2.98
141,350	Public Service Enterprise Group, Inc.	6,020,097	2.73
124,400	Questar Corp.	5,971,200	2.71
242,683	Southern Union Co.*	5,331,746	2.42
165,000	AGL Resources, Inc.	5,148,000	2.33
112,700	Piedmont Natural Gas Companies, Inc.	5,131,231	2.32
409,900	The Williams Companies, Inc.	5,127,849	2.32
115,275	Consolidated Edison, Inc.	5,008,699	2.27
180,750	Atmos Energy Corp.	4,665,158	2.12
123,650	Nicor, Inc.	4,639,348	2.10
164,400	ONEOK, Inc.	4,409,208	2.00
148,400	National Fuel Gas Co.	4,158,168	1.89
96,550	Peoples Energy Corp.	4,130,409	1.87
101,050	Exelon Corp.	4,003,601	1.82
140,300	WGL Holdings, Inc.	3,991,535	1.81
71,350	Equitable Resources, Inc.	3,945,655	1.78
142,600	Energy East Corp.	3,593,520	1.63
322,800	CenterPoint Energy, Inc.	3,392,628	1.54
128,825	Vectren Corp.	3,332,703	1.51
76,775	DTE Energy Co.	3,279,060	1.49
53,400	TXU Corp.	3,269,148	1.48
74,850	Cinergy Corp.	2,958,072	1.34
70,050	New Jersey Resources Corp.	2,879,756	1.31
52,025	Energen Corp.	2,797,905	1.27
86,750	Northwest Natural Gas Co.	2,749,975	1.25
109,250	Southwest Gas Corp.	2,668,978	1.21
116,100	TransCanada Corp.	2,627,343	1.19
77,800	American Electric Power Company, Inc.	2,561,954	1.16
131,550	Xcel Energy, Inc.	2,249,505	1.02
86,100	Puget Energy, Inc.	2,002,686	0.90
61,350	The Laclede Group, Inc.	1,849,703	0.84

The FBR Funds

FBR Gas Utility Index Fund

Portfolio of Investments (continued)

October 31, 2004

SHARES		VALUE (NOTE 2)	PERCENT OF NET ASSETS
69,700	MDU Resources Group, Inc.	$1,787,805	0.81%
36,880	South Jersey Industries, Inc.	1,740,736	0.79
40,975	Constellation Energy Group, Inc.	1,664,405	0.75
42,575	UGI Corp.	1,644,672	0.74
48,350	Wisconsin Energy Corp.	1,578,144	0.72
29,375	Ameren Corp.	1,410,000	0.64
123,000	CMS Energy Corp.*	1,151,280	0.52
22,925	Southwestern Energy Co.*	1,053,175	0.48
19,925	NSTAR	985,690	0.45
34,000	Alliant Energy Corp.	896,920	0.41
39,875	Northeast Utilities	770,784	0.35
232,300	Aquila, Inc.*	736,391	0.33
29,925	PNM Resources, Inc.	696,654	0.32
24,486	EnergySouth, Inc.	662,836	0.30
13,530	WPS Resources Corp.	642,675	0.29
41,960	NUI Corp.	564,782	0.26
10,625	PPL Corp.	552,500	0.25
38,675	TECO Energy, Inc.	541,450	0.24
29,450	Avista Corp.	523,621	0.24
15,535	MGE Energy, Inc.	492,304	0.22
81,375	SEMCO Energy, Inc.	430,474	0.20
9,450	CH Energy Group, Inc.	421,754	0.19
5,950	Entergy Corp.	388,892	0.18
18,841	Pepco Holdings, Inc.	388,313	0.18
14,940	Chesapeake Utilities Corp.	373,500	0.17
10,347	Delta Natural Gas Company, Inc.	258,054	0.12
13,150	Allegheny Energy, Inc.*	240,777	0.11
12,950	Sierra Pacific Resources*	124,320	0.06
5,075	RGC Resources, Inc.	121,902	0.05
5,075	Energy West, Inc.*	29,232	0.01
500	ALLETE, Inc.	16,990	0.01
1,275	Corning Natural Gas Corp.	13,515	0.01

	Total Common Stocks (Amortized Cost $134,338,595)	219,495,004	99.52

The FBR Funds

FBR Gas Utility Index Fund

Portfolio of Investments (continued)

October 31, 2004

PAR		VALUE (NOTE 2)	PERCENT OF NET ASSETS
	REPURCHASE AGREEMENTS — 1.38%
$3,035,000	With Mizuho Securities, Inc. dated 10/29/04 at 1.75% to be repurchased at $3,035,443 on 11/01/04, collateralized by U.S. Treasury Notes, 1.875% due 1/31/06, value $1,779,206; U.S. Treasury Bonds, 8.75% due 8/15/20, value $1,321,713 (Amortized Cost $3,035,000)	$3,035,000	1.38%

	Total Investments (Amortized Cost $137,373,595)	222,530,004	100.90
	Liabilities Less Other Assets	(1,985,159)	(0.90)

	Net Assets	$220,544,845	100.00%

*	Non-income producing security.

ADR Amercian Depository Receipt

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Fund for Government Investors

Management Overview

Portfolio Manager: Betsy Piper/Bach

Over the recent fiscal year, how did the Fund perform?

For the ten months ended October 31, 2004, the FBR Fund for Government Investors appreciated 0.42%.

What factors contributed to the Fund’s performance?

For the ten months ended October 31, 2004, the FBR Fund for Government Investors’ (“FGI”) return moved up in concert with the increases made by the Federal Open Market Committee (“FOMC”). This fiscal year, the FOMC raised interest rates on three different occasions from a low of 1.00% to 1.75% by the September meeting. This directly impacted FGI’s holdings which are primarily comprised of the highest quality fixed income assets on the short end of the yield curve. These assets are most often Federal Home Loan Bank Discount Notes and Federal Farm Credit Notes. Thus, you have seen your returns begin to rise.

What is the outlook for the Fund?

We expect the Fed will continue to ease rates up through the end of the year as signs of improving economic growth continue. Interestingly, the rate increases are not yet reflected in the yields on the long end of the yield curve to the same degree we are seeing them along the short end. Some of these increases have already been anticipated by the market and FGI’s returns should continue to benefit into the new year.

Portfolio Summary

October 31, 2004

The following chart provides a visual breakdown of the Fund by days to maturity ranges. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Fund for Government Investors

Portfolio of Investments

October 31, 2004

PAR		RATE		MATURITY DATE	VALUE (NOTE 2)
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 94.1%
$28,000,000	Federal Agricultural Mortgage Discount Note	1.86	%*	12/27/04	$27,918,987
15,000,000	Federal Home Loan Bank Discount Note	1.765	*	11/10/04	14,993,512
50,000,000	Federal Home Loan Bank Discount Note	1.79	*	11/24/04	49,943,299
5,000,000	Federal Home Loan Bank Discount Note	1.88	*	12/15/04	4,988,511
20,000,000	Federal Home Loan Bank Discount Note	1.96	*	1/14/05	19,919,422
14,000,000	Federal Home Loan Bank Step Bond	1.67	^	12/22/04	14,000,000
40,000,000	Federal Home Loan Bank Step Bond	1.7	^	2/28/05	40,000,000
40,000,000	Federal Home Loan Bank Step Bond	1.35	^	4/4/05	40,000,000
25,000,000	Federal Home Loan Bank Step Bond	2.0	^	2/5/05	25,000,000
20,000,000	Federal Home Loan Bank Discount Bond	1.17	*	12/16/04	19,986,476
15,000,000	Federal Home Loan Bank Variable Bond**	1.3	*	4/26/05	15,000,000

	Total Investments — 94.1% (Amortized Cost $271,750,207)†				271,750,207
	Other Assets Less Liabilities — 5.9%				17,010,573

	Net Assets — 100.0%				$288,760,780

*	These issues show the rate of discount at time of purchase.

^	Stepped coupon is a security with a predetermined schedule of interest or dividend rate changes.

**	Indexed Security - The rates of interest earned on this security are tied to the London Interbank Offered Rate (“LIBOR”). The coupon rate is as of October 31, 2004.

†	Same cost is used for Federal income tax purposes.

Weighted Average Maturity of Portfolio: 48 Days

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Maryland Tax-Free Portfolio &

FBR Virginia Tax-Free Portfolio

Management Overview

Portfolio Manager: Craig A. Pernick

Over the recent fiscal year, how did the Funds perform?

For the ten months ended October 31, 2004, the FBR Maryland Tax-Free Portfolio appreciated 2.81% and the FBR Virginia Tax-Free Portfolio appreciated 2.82%. This compares to the Lehman Brothers Municipal Bond Index which returned 4.08% for the same period.

What factors contributed to the Fund’s performance?

In last year’s letter to shareholders, we commented that the Funds were positioned for a rising interest rate environment. Improving GDP, improving consumer confidence, and a rising U.S. budget deficit all led me to believe that we would see upward pressure on interest rates fueled by a strong economy and rising inflationary pressure. In fact, this scenario did play out and we saw a dramatic rise in interest rates during the second quarter of 2004. However, the Funds’ defensive positioning hindered their performances during the latter part of the fiscal year. During this period, weaker than expected employment numbers, crude oil prices above $50 per barrel, pre-election terrorism concerns and continued buying of U.S. securities by foreign investors, led to a decline in interest rates. The Funds achieved moderate returns during a very volatile interest rate environment; however, both underperformed the index due to being positioned for rising interest rates during the year.

What is the outlook for the Funds and the Municipal Bond Market?

The Federal Reserve has continued on its “measured” path scenario, raising the Federal Funds rate to 2% in November, 2004. We believe the Fed may feel pressure to raise rates again in December, given the recent strong employment report, expectations of 4.0% to 4.5% GDP growth in the fourth quarter, and mild inflationary pressures from continued high energy prices. We also respect the long-term view of the Federal Reserve that energy prices will moderate and the economy will not be significantly dampened in the long run. Our analysis therefore leads us to believe that the economy continues to show signs of moderate, sustained growth which will lead to a continued rise in interest rates. Therefore, the Funds will continue to be managed with a somewhat defensive posture, which we expect will lead to sustained out-performance by the Funds relative to their index.

The FBR Funds

FBR Maryland Tax-Free Portfolio

FBR Virginia Tax-Free Portfolio

Comparison of Change in Value of $10,000 Investment in

Fund Shares(1) vs. Index(1)(2)

Total Returns—For the Years Ended October 31, 2004(3)(4)

	One Year	Annualized Five Year	Annualized Ten Year
FBR Maryland Tax-Free Portfolio(1)	4.17%	5.72%	5.69%
FBR Virginia Tax-Free Portfolio(1)	4.36%	6.36%	5.88%
Lehman Brothers Municipal Bond Index(1)(2)	6.03%	7.19%	7.05%

TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

Investment return and principal value will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Returns shown assume reinvestment of distributions.

The current performance may be lower or higher than the performance data quoted.

(1)	The graph assumes a hypothetical investment of $10,000. The Funds’ performance assumes reinvestment of all dividends and distributions and reflects all Fund expenses. The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any expenses.

(2)	The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market.

(3)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(4)	In March 2004, the Funds changed their fiscal year-ends from December 31 to October 31.

Some income earned in the FBR Maryland or the Virginia Tax-Free Portfolios may be subject to the Federal Alternative Minimum Tax. Income earned by non-Maryland or non-Virginian residents will be subject to applicable state and local taxes. Non-Maryland or non-Virginian residents will be subject to applicable state and local taxes.

The FBR Funds

FBR Maryland Tax-Free Portfolio

FBR Virginia Tax-Free Portfolio

Portfolio Summaries

October 31, 2004

The following chart provides a visual breakdown of each Fund by bond ratings*. The underlying securities represent a percentage of the portfolio investments.

Maryland Tax-Free Portfolio

Virginia Tax-Free Portfolio

*	All ratings are by Standard & Poor’s Rating Service (“Standard & Poor’s”) except for those that did not have a Standard & Poor’s rating, a rating by Moody’s Investors Services was used.

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments

October 31, 2004

PAR		RATE	MATURITY DATE		VALUE (NOTE 2)	RATING[2]
$95,000	Anne Arundel County GO	4.125%	3/1/19		$96,182	AA+
1,230,000	Anne Arundel County PCR Baltimore Gas and Electric Co. Project	6.0	4/1/24		1,258,229	BBB+
500,000	Anne Arundel County Solid Waste Project GO	5.5	9/1/15		530,930	AA+
725,000	Anne Arundel County Water and Sewer GO	6.2	8/1/05	[1]	755,776	AA+
335,000	Baltimore County GO	5.0	6/1/19		363,244	AAA
1,000,000	Baltimore, MD Public Improvement, Series A	5.5	10/15/06	[1]	1,087,050	AAA
500,000	Baltimore, MD GO, Series C	5.5	10/15/15		589,675	AAA
100,000	Baltimore, MD School Board Commissioners, Series A	5.0	5/1/18		108,896	AA+
700,000	Baltimore, MD Metropolitan District GO	5.5	6/1/06	[1]	745,997	AAA
400,000	Baltimore, MD Port Facility Revenue	6.5	12/1/10		422,184	AA-
500,000	Baltimore, MD Wastewater Project, Series A	6.0	7/1/15		603,335	AAA
500,000	Baltimore, MD Wastewater Project, Series A	5.125	7/1/42		516,785	AAA
300,000	Frederick County Public Facilities GO	5.25	7/1/17		327,093	AA
500,000	Howard County Public Improvement GO	5.5	2/15/08	[1]	556,795	AAA
500,000	Howard County Housing Opportunity MFH Development	4.9	7/1/24		508,620	Baa1	*
	Maryland Community Development Administration
500,000	Series B	5.15	3/1/08		523,275	Aa2	*
500,000	Series 2	5.0	4/1/17		510,695	Aa2	*
360,000	Series E	5.7	9/1/17		376,675	Aa2	*
250,000	Series B	5.5	5/15/21		260,627	Aa2	*
275,000	Series A	5.0	6/1/21		292,042	Aaa	*
115,000	Series A	5.3	5/15/22		119,852	Aa2	*
250,000	Series B	5.375	9/1/22		255,430	Aa2	*
160,000	Series A	4.85	7/1/24		160,812	Aa2	*
10,000	Maryland Industrial Development Revenue, Series 1-11	7.125	7/1/06		10,043	A-

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments (continued)

October 31, 2004

PAR		RATE	MATURITY DATE		VALUE (NOTE 2)	RATING[2]
	Maryland Stadium Authority
$1,000,000	Convention Center Expansion	5.875%	12/15/13		$1,024,630	AAA
500,000	Ocean City Convention Center	5.375	12/15/15		522,965	AA+
500,000	Sports Lease Revenue	5.55	3/1/13		527,045	AAA
	Maryland State Economic Development
750,000	Department of Transportation Headquarters	5.375	6/1/19		841,627	AA+
500,000	Morgan State University, Series A	6.0	7/1/22		519,640	Baa3	*
350,000	University of Maryland, Series A	5.75	10/1/33		364,840	Baa3	*
	Maryland State Health and Higher Education
400,000	Board of Child Care	4.75	7/1/14		424,808	A
500,000	Frederick Memorial Hospital	5.25	7/1/13		560,270	AAA
500,000	Good Samaritan Hospital	5.7	7/1/09		554,655	NR
250,000	Greater Baltimore Medical Center	5.0	7/1/20		255,785	A+
250,000	Hebrew Home of Greater Washington	5.6	1/1/20		260,900	BBB+
1,000,000	Hebrew Home of Greater Washington	5.8	1/1/32		1,050,020	BBB+
1,030,000	Helix Health	5.0	7/1/27		1,107,065	AAA
900,000	Johns Hopkins	5.0	5/15/26		918,468	AA-
500,000	Johns Hopkins	5.125	11/15/34		516,350	AA-
1,000,000	Johns Hopkins	6.0	7/1/09	[1]	1,160,040	AA
250,000	Kennedy Krieger Issue	4.875	7/1/18		256,335	Baa2	*
500,000	Kennedy Krieger Issue	5.5	7/1/33		513,200	Baa2	*
1,205,000	Loyola College	5.5	10/1/16		1,301,400	AAA
250,000	MedStar Health	4.375	8/15/13		251,398	BBB
250,000	MedStar Health	5.5	8/15/33		255,167	BBB
500,000	Sheppard Pratt, Series A	5.25	7/1/35		510,510	A-
500,000	Suburban Hospital, Series A	5.5	7/1/16		551,365	A2	*
500,000	Maryland State Transportation Authority BWI Airport	5.25	3/1/12		552,410	AAA
1,000,000	Maryland Water Quality Finance Administration Revenue, Series A	6.0	9/1/15		1,005,110	AA
600,000	Montgomery County Economic Development Trinity Health Group	5.125	12/1/22		629,160	AA-
475,000	Montgomery County GO, Series A	5.0	5/1/09	[1]	530,509	AAA
500,000	Montgomery County GO, Series A	5.0	5/1/19		533,300	AAA

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments (continued)

October 31, 2004

PAR		RATE	MATURITY DATE		VALUE (NOTE 2)	RATING[2]
$250,000	Montgomery County Housing Opportunity MFH Development, Series B	4.5%	7/1/23		$244,123	Aaa	*
300,000	Morgan State University Academic Revenue, Series A	5.0	7/1/20		322,524	AAA
250,000	North East Maryland Waste Disposal Authority Revenue	6.0	7/1/06		264,140	A2	*
250,000	North East Maryland Waste Disposal Authority Revenue	5.25	3/15/14		269,125	AAA
100,000	Prince George’s County Construction Public Improvement	5.5	10/1/10		112,562	AAA
1,000,000	Prince George’s County GO, Series A	5.25	3/15/07	[1]	1,084,270	AAA
55,000	Prince George’s County Housing Authority Revenue FHLMC/FNMA/GNMA Collateral, Series A	5.55	12/1/33		56,364	AAA
1,250,000	Prince George’s County PCR Potomac Electric Project	5.75	3/15/10		1,414,300	A
400,000	Puerto Rico Commonwealth Authority Revenue Highway and Transportation, Series B	1.76	11/4/04		400,000	AAA
150,000	Puerto Rico Electric Power Authority, Capital Appreciation	0 [3]	7/1/17		86,157	A-
80,000	Puerto Rico Electric Power Authority Revenue	5.0	7/1/19		91,095	AAA
	Puerto Rico Public Buildings Authority Revenue
315,000	Government Facilities, Series G	5.25	7/1/13		352,028	A-
500,000	Government Facilities, Series A	5.5	7/1/18		575,410	A-
500,000	Puerto Rico Public Finance Corporation, Series A	5.0	8/1/11	[1]	563,555	AAA
	University of Maryland System Auxiliary Revenue
1,000,000	Series A	5.6	4/1/06	[1]	1,061,280	AA+
250,000	Series A	5.125	4/1/15		265,550	AA+
1,000,000	Series A	5.6	4/1/16	[1]	1,035,750	AA+
265,000	Series A	5.0	4/1/18		279,413	AA+

The FBR Funds

FBR Maryland Tax-Free Portfolio

Portfolio of Investments (continued)

October 31, 2004

PAR		RATE	MATURITY DATE	VALUE (NOTE 2)	RATING[2]
$500,000	Washington DC Metropolitan Area Transportation Authority Revenue	6.0%	7/1/10	$581,725	AAA
1,000,000	Washington Suburban Sanitary District GO	5.0	6/1/23	1,041,450	AAA

	Total Investments — 98.2% (Amortized Cost $36,230,475)			38,580,035
	Other Assets Less Liabilities — 1.8%			688,479

	Net Assets — 100.0%			$39,268,514

[1]	Date represents pre-refunded date.

[2]	All ratings are by Standared & Poor’s Rating Service (“Standard & Poor’s”), except for those which are identified by an asterick (*), are rated by Moody’s Investors Services (“Moody’s”).

[3]	Zero Coupon Bond

GO	General Obligation

PCR	Pollution Control Revenue

MFH	Multi-Family Housing

NR	Not Rated

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments

October 31, 2004

PAR		RATE	MATURITY DATE	VALUE (NOTE 2)	RATING[2]
$250,000	Albermarle County, VA IDA Martha Jefferson Hospital	5.25%	10/1/15	$270,945	A2	*
500,000	Alexandria, VA Construction Public Improvement	5.75	6/15/10[1]	579,295	AAA
115,000	Alexandria, VA Redevelopment and Housing Authority	5.5	1/1/29	115,819	A
350,000	Arlington County GO	5.25	2/1/12[1]	397,502	AAA
1,000,000	Arlington County GO	5.375	12/1/06[1]	1,081,660	AAA
350,000	Arlington County IDA MFH Arna Valley View Apartments	4.85	6/1/12	369,271	Aaa	*
500,000	Arlington County IDA MFH Colonial Village Apartments	5.15	11/1/31	518,575	AAA
1,000,000	Brunswick County IDA Lease Revenue	5.5	7/1/06[1]	1,077,260	AAA
50,000	Chesterfield County IDA Lease Revenue	4.75	11/1/16	52,845	AA
650,000	Fairfax County IDA Revenue Inova Health System Hospitals	5.25	8/15/19	705,828	AA+
100,000	Fairfax County IDA Revenue Inova Health System Project	5.0	8/15/13	112,012	AAA
50,000	Fairfax County Sewer Revenue	5.875	7/15/06[1]	54,240	AAA
825,000	Fairfax County Water Authority Revenue	5.8	1/1/16	940,087	AAA
400,000	Fairfax County Water Authority Revenue	5.0	4/1/16	424,848	AAA
630,000	Fairfax County Water Authority Revenue	6.0	4/1/22	694,235	AAA
705,000	Frederick County IDA Lease Revenue Government Complex Facilities	5.0	12/1/14	799,026	Aaa	*
250,000	Fredericksburg, VA IDA Student Housing Revenue MWC Apartments Project	5.35	4/1/29	253,030	Baa2	*
300,000	Hampton Roads Regional Jail Authority, Series A	5.5	7/1/24	321,171	AAA
1,000,000	Hanover County GO	5.4	7/15/16	1,073,040	AA
75,000	Henrico County Development Authority	5.1	10/15/29	76,485	A-
500,000	Loudoun County GO, Series B	5.25	12/1/14	578,195	AA+
245,000	Metropolitan Washington DC Airport System, Series A	5.375	10/1/18	266,991	AAA
335,000	Metropolitan Washington DC Airport System, Series A	5.375	10/1/19	362,001	AAA

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments (continued)

October 31, 2004

PAR		RATE	MATURITY DATE		VALUE (NOTE 2)	RATING[2]
$500,000	Montgomery County IDA, Series C	5.125%	1/15/19		$537,230	AAA
500,000	Newport News, VA GO	5.75	1/15/07	[1]	549,715	AA
500,000	Newport News, VA GO	5.0	3/1/18		528,840	AA
500,000	Norfolk, VA Water Revenue	5.75	11/1/12		528,330	AAA
500,000	Norfolk, VA Water Revenue	5.875	11/1/15		528,685	AAA
500,000	Portsmouth, VA Redevelopment and MFH Authority Revenue	6.05	12/1/08		514,000	AAA
500,000	Prince William County Water and Sewer System	5.5	7/1/19		554,700	AAA
100,000	Puerto Rico Commonwealth Highway and Transportation Authority, Series B	1.76	11/4/04		100,000	AAA
400,000	Puerto Rico Electric Power Authority Revenue	5.0	7/1/19		455,476	AAA
1,000,000	Puerto Rico Public Buildings Authority Revenue Government Facilities, Series G	5.25	7/1/13		1,117,550	A-
250,000	Puerto Rico Public Finance Corporation Commonwealth, Series A	5.0	8/1/11	[1]	281,778	AAA
200,000	Richmond, VA Metropolitan Authority Expressway Revenue	5.25	7/15/17		230,706	AAA
1,000,000	Richmond, VA Public Utilities Revenue, Series A	5.25	1/15/18		1,069,920	A+
500,000	Richmond, VA Refunding and Improvement GO, Series A	5.125	1/15/16		541,100	AAA
300,000	Roanoke, VA GO Public Improvement, Series B	5.0	10/1/11		331,293	AAA
1,000,000	Southeastern Public Servicing Authority, Series B	5.0	7/1/15		1,128,370	AAA
100,000	Spotsylvania County, VA Water and Sewer Revenue	5.0	6/1/30		102,634	AAA
580,000	Suffolk, VA Redevelopment and Housing Authority MFH Village Apartments, Series A	5.6	2/1/33		612,045	AAA

The FBR Funds

FBR Virginia Tax-Free Portfolio

Portfolio of Investments (continued)

October 31, 2004

PAR		RATE	MATURITY DATE		VALUE (NOTE 2)	RATING[2]
$575,000	Upper Occoquan Sewer Authority Revenue, Series A	5.15%	7/1/20		$659,358	AAA
50,000	Virginia Beach, VA Development Authority Revenue General Hospital Project	5.125	2/15/18		56,404	AAA
1,075,000	Virginia Beach, VA Public Improvement GO	5.0	8/1/08	[1]	1,190,444	AA+
500,000	Virginia Beach, VA Public Improvement GO, Series B	5.0	5/1/20		551,675	AA+
50,000	Virginia Beach, VA Development Authority Revenue Town Center Project, Series A	4.25	8/1/13		52,703	AA
250,000	Virginia Commonwealth Transportation Revenue U.S. Route 58 Corridor Development	5.5	5/15/09	[1]	279,870	AA+
	Virginia Housing Development Authority Revenue.
100,000	Series L	5.35	2/1/09		106,704	AA+
80,000	Series H	5.25	11/1/10		84,970	Aa1	*
500,000	Series N	5.125	1/1/15		528,635	AA+
300,000	Virginia MFH Development Authority, Series G	5.0	11/1/13		314,763	AA+
500,000	Virginia Port Authority Commonwealth Revenue	5.9	7/1/16		532,695	AA+
350,000	Virginia Public School Authority Revenue, Series A	5.0	8/1/18		370,570	AA+
750,000	Virginia State GO	5.25	6/1/19		813,263	AAA
350,000	Wincher, VA Public Improvement	5.625	6/1/10[1]		402,938	AA

	Total Investments — 98.4% (Amortized Cost $24,838,443)				26,781,725
	Other Assets Less Liabilities — 1.6%				436,608

	Net Assets — 100.0%				$27,218,333

[1]	Date represents pre-refunded date.

[2]	All ratings are by Standard & Poor’s Rating Service (“Standard & Poor’s), except for those which are identified by an asterick (*), are rated by Moody’s Investors Services (“Moody’s”).

GO General Obligation

IDA Industrial Development Authority

MFH Multi-Family Housing

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities

October 31, 2004

	FBR Large Cap Financial Fund	FBR Small Cap Financial Fund	FBR Small Cap Fund
ASSETS
Investment Securities
Securities at Amortized Cost:
Unaffiliated issuers	$23,779,972	$336,793,127	$672,136,712
Affiliated issuers	—	17,635,623	4,755,717
Repurchase agreements	—	111,064,000	—

Total securities	$23,779,972	$465,492,750	$676,892,429

Securities at Value (Note 2):
Unaffiliated issuers	$30,401,285	$451,028,900	$809,645,146
Affiliated issuers	—	32,312,196	14,397,915
Repurchase Agreements	—	111,064,000	—

Total securities	30,401,285	594,405,096	824,043,061
Cash	1,412	572	659
Receivable for Capital Shares Sold	354	983,657	1,998,025
Investment Securities Sold	—	2,002,364	252,506
Dividends and Interest Receivable	40,480	409,645	298,579

Total Assets	30,443,531	597,801,334	826,592,830

LIABILITIES
Investment Advisory Fee Payable (Note 3)	16,764	442,638	604,284
Administration Fee Payable (Note 3)	19,725	167,012	216,405
Distribution Fee Payable (Note 3)	6,326	122,955	151,070
Payable for Capital Shares Redeemed	14,283	349,630	86,345
Investment Securities Purchased	—	2,046,812	—
Other Accrued Expenses	2,296	46,983	37,840

Total Liabilities	59,394	3,176,030	1,095,944

NET ASSETS	$30,384,137	$594,625,304	$825,496,886

Shares Outstanding	1,242,439	16,331,880	21,908,667

Net Asset Value Per Share	$24.46	$36.41	$37.68

Net Assets Consist of:
Paid-in capital	$20,561,881	$390,316,419	$664,890,653
Undistributed net investment income	90,933	1,183,931	—
Accumulated net realized gain on investments	3,110,010	74,212,608	13,455,601
Net unrealized appreciation on investments	6,621,313	128,912,346	147,150,632

NET ASSETS	$30,384,137	$594,625,304	$825,496,886

The FBR Funds

Statements of Assets and Liabilities (continued)

October 31, 2004

	FBR Large Cap Technology Fund	FBR Small Cap Technology Fund	FBR Gas Utility Index Fund
ASSETS
Securities at Amortized Cost	$6,345,462	$1,422,262	$137,373,595

Securities at Value (Note 2)	$6,611,076	$1,420,159	$222,530,004
Cash	821	877	53
Receivable for Capital Shares Sold	—	21,500	269,087
Investment Securities Sold	55,191	38,482	592,496
Dividends and Interest Receivable	4,780	71	573,293
Receivable from Adviser	6,818	13,724	—

Total Assets	6,678,686	1,494,813	223,964,933

LIABILITIES
Investment Advisory Fee Payable (Note 3)	—	—	60,027
Administration Fee Payable (Note 3)	10,573	10,587	86,813
Distribution Fee Payable (Note 3)	1,363	292	—
Payable for Capital Shares Redeemed	—	—	127,773
Investment Securities Purchased	57,910	43,088	3,145,475
Other Accrued Expenses	1,104	735	—

Total Liabilities	70,950	54,702	3,420,088

NET ASSETS	$6,607,736	$1,440,111	$220,544,845

Shares Outstanding	602,888	162,167	15,031,380

Net Asset Value Per Share	$10.96	$8.88	$14.67

Net Assets Consist of:
Paid-in capital	$5,560,918	$1,576,643	$172,306,027
Undistributed net investment income	—	—	328,592
Accumulated net realized gain (loss) on investments	781,204	(134,429)	(37,246,183)
Net unrealized appreciation (depreciation) on investments	265,614	(2,103)	85,156,409

NET ASSETS	$6,607,736	$1,440,111	$220,544,845

The FBR Funds

Statements of Assets and Liabilities (continued)

October 31, 2004

	FBR Fund for Government Investors	FBR Maryland Tax-Free Portfolio	FBR Virginia Tax-Free Portfolio
ASSETS
Securities at Amortized Cost	$271,750,207	$36,230,475	$24,838,443

Securities at Value (Note 2)	$271,750,207	$38,580,035	$26,781,725
Cash	356	219,396	68,309
Interest Receivable	353,002	518,390	406,745
Receivable for Assets Sold	16,848,656	—	—

Total Assets	288,952,221	39,317,821	27,256,779

LIABILITIES
Investment Advisory Fee Payable (Note 3)	99,398	9,741	5,392
Administration Fee Payable (Note 3)	86,973	9,903	6,913
Distribution Fee Payable (Note 3)	—	8,253	5,761
Distributions Payable	5,070	17,610	11,284
Payable for Capital Shares Redeemed	—	2,402	7,417
Other Accrued Expenses	—	1,398	1,679

Total Liabilities	191,441	49,307	38,446

NET ASSETS	$288,760,780	$39,268,514	$27,218,333

Shares Outstanding	288,949,740	3,499,433	2,339,398

Net Asset Value Per Share	$1.00	$11.22	$11.63

Net Assets Consist of:
Paid-in capital	$288,949,740	$36,846,302	$24,897,245
Accumulated net realized gain (loss) on investments	(188,960)	72,652	377,806
Net unrealized appreciation on investments	—	2,349,560	1,943,282

NET ASSETS	$288,760,780	$39,268,514	$27,218,333

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations

For the Year Ended October 31, 2004

	FBR Large Cap Financial Fund	FBR Small Cap Financial Fund	FBR Small Cap Fund	FBR Large Cap Technology Fund	FBR Small Cap Technology Fund(A)	FBR Gas Utility Index Fund
Investment Income
Unaffiliated dividends	$759,846	$10,297,103	$2,105,784	$45,569	$684	$7,557,969
Affiliated dividends	—	292,738	—	—	—	—
Interest	21,106	767,430	2,037,861	4,246	854	33,096

Total Investment Income	780,952	11,357,271	4,143,645	49,815	1,538	7,591,065

Expenses
Advisory fees (Note 3)	322,413	5,126,556	4,473,790	62,654	8,788	809,342
Administration and accounting fees (Note 3)	252,755	1,934,101	1,700,673	125,000	41,290	961,088
Distribution fees (Note 3)	89,559	1,424,041	1,225,931	17,404	2,441	—
Shareholder servicing fees	24,455	560,980	479,280	14,078	6,067	—
Other fees	5,291	21,052	19,792	4,447	4,420	13,065

Total expenses before waivers and related reimbursements	694,473	9,066,730	7,899,466	223,583	63,006	1,783,495
Less waivers and related reimbursements	(12,581)	—	—	(87,821)	(43,885)	(59,415)

Total expenses after waivers and related reimbursements	681,892	9,066,730	7,899,466	135,762	19,121	1,724,080

Net Investment Income (Loss)	99,060	2,290,541	(3,755,821)	(85,947)	(17,583)	5,866,985

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions:
Unaffiliated issuers	3,599,098	73,080,366	17,262,557	1,038,128	(134,429)	4,358,083
Affiliated issuers	—	1,658,798	—	—	—	—
Change in Net Unrealized Appreciation/Depreciation of Investments	(841,482)	(15,239,532)	77,386,208	(973,795)	(2,103)	27,261,460

Net Gain (Loss) on Investments	2,757,616	59,499,632	94,648,765	64,333	(136,532)	31,619,543

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,856,676	$61,790,173	$90,892,944	$(21,614)	$(154,115)	$37,486,528

(A)	Represents the period from commencement of operations (January 20, 2004) through October 31, 2004.

The FBR Funds

Statements of Operations (continued)

	FBR Fund for Government Investors		FBR Maryland Tax-Free Portfolio		FBR Virginia Tax-Free Portfolio
	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003
Interest Income (Note 2)	$3,382,637	$5,156,097	$1,660,444	$2,135,310	$1,142,146	$1,570,901

Expenses
Advisory fees (Note 3)	1,353,529	2,188,148	144,016	267,140	105,735	207,853
Administration and accounting fees (Note 3)	947,466	1,414,773	101,151	128,227	74,180	99,770
Distribution fees (Note 3)	—	—	66,715	—	48,807	—
Shareholder services fees	—	—	4,065	—	5,314	—
Other fees	10,708	1,483	5,079	—	5,045	2

Total expenses before waivers and related reimbursements	2,311,703	3,604,404	321,026	395,367	239,081	307,625
Less waivers and related reimbursements	(270, 778)	(320,353)	(2,638)	—	(3,249)	—

Total expenses after waivers and related reimbursements	2,040,925	3,284,051	318,388	395,367	235,832	307,625

Net Investment Income	1,341,712	1,872,046	1,342,056	1,739,943	906,314	1,263,276

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	(165,106)	(23,854)	72,716	97,685	285,954	208,621
Change in Net Unrealized Appreciation/ Depreciation on Investments	—	—	(339,746)	(120,945)	(382,632)	51,540

Net Gain (Loss) on Investments	(165,106)	(23,854)	(267,030)	(23,260)	(96,678)	260,161

Net Increase in Net Assets Resulting from Operations	$1,176,606	$1,848,192	$1,075,026	$1,716,683	$809,636	$1,523,437

(A)	Effective March 1, 2004 the Fund changed its fiscal year end to October 31.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR Large Cap Financial Fund		FBR Small Cap Financial Fund		FBR Small Cap Fund
	For the Years Ended October 31,		For the Years Ended October 31,		For the Years Ended October 31,
	2004	2003	2004	2003	2004	2003
From Investment Activities
Net Investment Income (Loss)	$99,060	$146,579	$2,290,541	$968,242	(3,755,821)	$(1,221,676)
Net Realized Gain on Investment Transactions	3,599,098	141,774	74,739,164	11,495,191	17,262,557	1,910,560
Change in Net Unrealized Appreciation/Depreciation of Investments	(841,482)	6,889,586	(15,239,532)	112,784,921	77,386,208	64,409,243

Net Increase in Net Assets Resulting from Operations	2,856,676	7,177,939	61,790,173	125,248,354	90,892,944	65,098,127

Distributions to Shareholders
From Net Investment Income	(110,335)	(127,702)	(1,312,042)	(1,897,619)	—	—
From Net Realized Gain on Investments	(131,440)	—	(11,594,273)	(8,819,518)	(298,169)	—

Total Distributions to Shareholders	(241,775)	(127,702)	(12,906,315)	(10,717,137)	(298,169)	—

From Share Transactions
Net Proceeds from Sales of Shares	9,856,134	9,950,115	460,010,844	406,131,694	581,454,730	388,948,626
Reinvestment of Distributions	236,420	125,022	11,693,265	9,121,965	279,051	—
Cost of Shares Redeemed(A)	(17,782,256)	(8,207,184)	(439,770,799)	(335,739,214)	(190,655,407)	(139,025,733)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(7,689,702)	1,867,953	31,933,310	79,514,445	391,078,374	249,922,893

Total Increase (Decrease) in Net Assets	(5,074,801)	8,918,190	80,817,168	194,045,662	481,673,149	315,020,020
Net Assets - Beginning of Year	35,458,938	26,540,748	513,808,136	319,762,474	343,823,737	28,802,717

Net Assets - End of Year	$30,384,137	$35,458,938	$594,625,304	$513,808,136	$825,496,886	$343,823,737

Undistributed Net Investment Income (Loss)	$90,933	$102,208	$1,183,931	$205,432	$—	$—
Shares Issued and Redeemed
Sold	416,817	516,380	13,315,553	15,088,764	16,675,479	14,469,517
Issued in Reinvestment of Distributions	10,359	7,132	353,376	374,780	8,789	—
Redeemed	(765,708)	(439,215)	(13,116,520)	(12,801,915)	(5,665,712)	(4,941,558)

Net Increase (Decrease) in Shares	(338,532)	84,297	552,409	2,661,629	11,018,556	9,527,959

(A)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2004, these fees were $20,021, $642,244 and $228,399 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, and FBR Small Cap Fund, respectively. For the year ended October 31, 2003, these fees were $2,588, $238,324 and $342,614 for FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, and FBR Small Cap Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Large Cap Technology Fund		FBR Small Cap Technology Fund
	For the Years Ended October 31,		For the Period Ended October 31, 2004(A)
	2004	2003
From Investment Activities
Net Investment Loss	$(85,947)	$(43,256)	$(17,583)
Net Realized Gain (Loss) on Investment Transactions	1,038,128	431,157	(134,429)
Change in Net Unrealized Appreciation/ Depreciation of Investments	(973,795)	1,316,186	(2,103)

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,614)	1,704,087	(154,115)

Distributions to Shareholders
From Net Realized Gain on Investments	(117,006)	—	—

From Share Transactions
Net Proceeds from Sales of Shares	4,133,821	7,156,107	2,537,343
Reinvestment of Distributions	113,560	—	—
Cost of Shares Redeemed(B)	(3,671,243)	(5,174,558)	(943,117)

Net Increase in Net Assets Resulting from Share Transactions	576,138	1,981,549	1,594,226

Total Increase in Net Assets	437,518	3,685,636	1,440,111
Net Assets – Beginning of Period	6,170,218	2,484,582	—

Net Assets – End of Period	$6,607,736	$6,170,218	$1,440,111

Undistributed Net Investment Income	$—	$—	$—
Shares Issued and Redeemed
Sold	360,702	786,953	271,549
Issued in Reinvestment of Distributions	10,495	—	—
Redeemed	(327,955)	(572,924)	(109,382)

Net Increase in Shares	43,242	214,029	162,167

(A)	From Commencement of Operations January 20, 2004.

(B)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended October 31, 2004 these fees were $17,360 and $7,497 for FBR Large Cap Technology Fund and FBR Small Cap Technology Fund, respectively. For the year ended October 31, 2003, these fees were $759 for FBR Large Cap Technology Fund.

The FBR Funds

Statement of Changes in Net Assets (continued)

	FBR Gas Utility Index Fund
	For the Year Ended October 31, 2004	For the Period April 1, 2003 through October 31, 2003(A)	For the Year Ended March 31, 2003
From Investment Activities
Net Investment Income	$5,866,985	$3,054,772	$6,018,871
Net Realized Gain (Loss) on Investment Transactions	4,358,083	(1,274,988)	(28,778,357)
Change in Net Unrealized Appreciation/ Depreciation of Investments	27,261,460	30,464,368	(45,770,288)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,486,528	32,244,152	(68,529,774)

Distributions to Shareholders
From Net Investment Income	(5,900,543)	(2,692,622)	(6,020,369)

From Share Transactions
Net Proceeds from Sales of Shares	55,394,676	29,622,724	45,806,311
Reinvestment of Distributions	5,473,085	2,514,162	5,638,918
Cost of Shares Redeemed(B)	(56,726,719)	(22,533,323)	(55,913,698)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	4,141,042	9,603,563	(4,468,469)

Total Increase (Decrease) in Net Assets	35,727,027	39,155,093	(79,018,612)
Net Assets – Beginning of Period	184,817,818	145,662,725	224,681,337

Net Assets – End of Period	$220,544,845	$184,817,818	$145,662,725

Undistributed Net Investment Income	$328,592	$362,150	$—
Shares Issued and Redeemed
Sold	4,137,546	2,445,907	3,763,123
Issued in Reinvestment of Distributions	401,452	204,644	500,639
Redeemed	(4,278,069)	(1,876,276)	(4,731,266)

Net Increase (Decrease) in Shares	260,929	774,275	(467,504)

(A)	Prior to April 1, 2003, the Fund’s fiscal year end was March 31.

(B)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2004 these fees were $34,027. For the period April 1, 2003 through October 31, 2003 these fees were $9,854. For the year ended March 31, 2003, there were no redemption fees collected.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statement of Changes in Net Assets (continued)

	FBR Fund for Government Investors
	For the Period January 1, 2004 through October 31, 2004(A)	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
From Investment Activities
Net Investment Income	$1,341,712	$1,872,046	$4,786,339
Net Realized Loss on Investment Transactions	(165,106)	(23,854)	—

Net Increase in Net Assets Resulting from Operations	1,176,606	1,848,192	4,786,339

Distributions to Shareholders
From Net Investment Income	(1,341,712)	(1,872,046)	(4,786,339)

From Share Transactions (at constant net asset value of $ 1)
Net Proceeds from Sales of Shares	1,050,066,734	2,493,526,280	2,381,256,464
Reinvestment of Distributions	1,303,163	1,834,981	4,702,074
Cost of Shares Redeemed	(1,103,856,775)	(2,608,171,991)	(2,416,393,077)

Net Decrease in Net Assets Resulting from Share Transactions	(52,486,878)	(112,810,730)	(30,434,539)

Total Decrease in Net Assets	(52,651,984)	(112,834,584)	(30,434,539)
Net Assets – Beginning of Period	341,412,764	454,247,348	484,681,887

Net Assets – End of Period	$288,760,780	$341,412,764	$454,247,348

Undistributed Net Investment Income	$—	$—	$—
Shares Issued and Redeemed
Sold	1,050,066,734	2,493,526,280	2,381,256,464
Issued in Reinvestment of Distributions	1,303,163	1,834,981	4,707,074
Redeemed	(1,103,856,775)	(2,608,171,991)	(2,416,393,077)

Net Decrease in Shares	(52,486,878)	(112,810,730)	(30,434,539)

(A)	Effective March 1, 2004 the Fund changed its fiscal year end to October 31.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Maryland Tax-Free Portfolio			FBR Virginia Tax-Free Portfolio
	For the Period January 1, 2004 through October 31, 2004(A)	For the Years Ended December 31,		For the Period January 1, 2004 through October 31, 2004(A)	For the Years Ended December 31,
		2003	2002		2003	2002
From Investment Activities
Net Investment Income	$1,342,056	$1,739,943	$1,758,533	$906,314	$1,263,276	$1,270,546
Net Realized Gain on Investment Transactions	72,716	97,685	63,027	285,954	208,621	61,994
Change in Net Unrealized Appreciation/ Depreciation on Investments	(339,746)	(120,945)	1,328,574	(382,632)	51,540	1,385,499

Net Increase in Net Assets Resulting from Operations	1,075,026	1,716,683	3,150,134	809,636	1,523,437	2,718,039

Distributions to Shareholders
From Net Investment Income	(1,342,056)	(1,739,943)	(1,758,533)	(906,314)	(1,263,276)	(1,270,546)
From Net Realized Gain	—	(88,273)	(20,055)	—	(31,055)	—

Total Distributions to Shareholders	(1,342,056)	(1,828,216)	(1,778,588)	(906,314)	(1,294,331)	(1,270,546)

From Share Transactions
Net Proceeds from Sales of Shares	2,426,437	2,992,726	7,124,546	1,953,714	6,997,552	4,035,219
Reinvestment of Distributions	1,154,723	1,559,157	1,488,843	779,326	1,115,116	1,068,593
Cost of Shares Redeemed (B)	(6,779,452)	(4,020,787)	(7,627,875)	(6,980,590)	(9,152,648)	(4,406,998)

Net Increase (Decrease) in Net Assets Resulting from Share Transactions	(3,198,292)	531,096	985,514	(4,247,550)	(1,039,980)	696,814

Total Increase (Decrease) in Net Assets	(3,465,322)	419,563	2,357,060	(4,344,228)	(810,874)	2,144,307
Net Assets - Beginning of Period	42,733,836	42,314,273	39,957,213	31,562,561	32,373,435	30,229,128

Net Assets - End of Period	$39,268,514	$42,733,836	$42,314,273	$27,218,333	$31,562,561	$32,373,435

Undistributed Net Investment Income	$—	$—	$—	$—	$—	$—
Shares Issued and Redeemed
Sold	216,998	263,700	638,673	168,922	603,206	354,693
Issued in Reinvestment of Distributions	103,436	137,979	133,367	67,553	95,866	93,949
Redeemed	(609,155)	(356,334)	(684,861)	(604,355)	(786,058)	(389,468)

Net Increase (Decrease) in Shares	(288,721)	45,345	87,179	(367,880)	(86,986)	59,174

(A)	Effective March 1, 2004 the Fund changed its fiscal year end to October 31.

(B)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended October 31, 2004, these fees were $1,475 and $1,192 for the FBR Maryland Tax-Free Portfolio and the FBR Virginia Tax-Free Portfolio, respectively. For the years ended December 31, 2003 and 2002, there were no fees collected.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	FBR Large Cap Financial Fund
	For the Years Ended October 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:

Net Asset Value – Beginning of Year	$22.43	$17.73	$18.18	$17.34	$16.59

Income from Investment Operations:
Net Investment Income[1,3]	0.08	0.10	0.07	0.06	0.18
Net Realized and Unrealized Gain on Investments[1,4]	2.08	4.69	0.70	0.94	0.78

Total from Investment Operations	2.16	4.79	0.77	1.00	0.96

Distributions to Shareholders:
From Net Investment Income	(0.07)	(0.09)	(0.08)	(0.16)	(0.08)
From Net Realized Gain	(0.08)	—	(1.15)	—	(0.13)

Total Distributions	(0.15)	(0.09)	(1.23)	(0.16)	(0.21)

Paid-in Capital from Redemption Fees	0.02	0.00[2]	0.01	—	—

Net Increase (Decrease) in Net Asset Value	2.03	4.70	(0.45)	0.84	0.75

Net Asset Value – End of Year	$24.46	$22.43	$17.73	$18.18	$17.34

Total Investment Return[5]	9.76%	27.13%	4.11%	5.72%	6.21%

Ratios to Average Net Assets:
Expenses After Waivers[3]	1.91%	1.92%	1.95%	1.89%	1.92%
Expenses Before Waivers	1.94%	1.98%	2.03%	1.90%	2.19%
Net Investment Income After Waivers[3]	0.28%	0.53%	0.36%	0.32%	1.15%
Net Investment Income Before Waivers	0.25%	0.47%	0.28%	0.31%	0.88%

Supplementary Data:
Portfolio Turnover Rate	42%	67%	97%	126%	111%
Net Assets at End of Year (in thousands)	$30,384	$35,459	$26,541	$25,577	$25,593
Number of Shares Outstanding at End of Year (in thousands)	1,242	1,581	1,497	1,407	1,476

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01

[3]	Reflects fees waived by FBR Funds Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.

[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund
	For the Years Ended October 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:

Net Asset Value – Beginning of Year	$32.56	$24.38	$20.53	$16.03	$14.26

Income from Investment Operations:
Net Investment Income[1,2]	0.13	0.05	0.15	0.42	0.08
Net Realized and Unrealized Gain on Investments[1],3.	4.40	8.88	4.35	4.18	1.71

Total from Investment Operations	4.53	8.93	4.50	4.60	1.79

Distributions to Shareholders:
From Net Investment Income	(0.07)	(0.13)	(0.47)	(0.10)	(0.02)
From Net Realized Gain	(0.65)	(0.64)	(0.34)	—	—

Total Distributions	(0.72)	(0.77)	(0.81)	(0.10)	(0.02)

Paid-in Capital from Redemption Fees	0.04	0.02	0.16	—	—

Net Increase in Net Asset Value	3.85	8.18	3.85	4.50	1.77

Net Asset Value – End of year	$36.41	$32.56	$24.38	$20.53	$16.03

Total Investment Return[4]	14.29%	37.80%	23.37%	28.85%	12.56%

Ratios to Average Net Assets:
Expenses After Waivers[2]	1.59%	1.57%	1.56%	1.53%	1.90%
Expenses Before Waivers	1.59%	1.57%	1.56%	1.53%	2.13%
Net Investment Income After Waivers[2]	0.40%	0.26%	0.54%	1.63%	0.84%
Net Investment Income Before Waivers	0.40%	0.26%	0.54%	1.63%	0.61%

Supplementary Data:
Portfolio Turnover Rate	36%	16%	44%	68%	82%
Net Assets at End of Year (in thousands)	$594,625	$513,808	$319,762	$125,372	$47,313
Number of Shares Outstanding at End of Year (in thousands)	16,332	15,779	13,118	6,107	2,951

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.

[3]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund
	For the Years Ended October 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value – Beginning of Year	$31.57	$21.15	$19.97	$19.46	$16.55

Income (Loss) from Investment Operations:
Net Investment Loss[1,2]	(0.17)	(0.11)	(0.25)	(0.18)	(0.39)
Net Realized and Unrealized Gain on Investments[1,3]	6.30	10.50	1.50	1.34	3.30

Total from Investment Operations	6.13	10.39	1.25	1.16	2.91

Distributions to Shareholders:
From Net Realized Gain	(0.03)	—	(0.17)	(0.65)	—

Paid-in Capital from Redemption Fees	0.01	0.03	0.10	—	—

Net Increase in Net Asset Value	6.11	10.42	1.18	0.51	2.91

Net Asset Value – End of Year	$37.68	$31.57	$21.15	$19.97	$19.46

Total Investment Return[4]	19.46%	49.27%	6.76%	6.87%	17.58%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.59%	1.60%	1.94%	1.95%	1.95%
Expenses Before Waivers	1.59%	1.60%	2.07%	2.37%	2.96%
Net Investment Loss After Waivers[3]	(0.75)%	(0.75)%	(1.39)%	(1.34)%	(1.71)%
Net Investment Loss Before Waivers	(0.75)%	(0.75)%	(1.52)%	(1.76)%	(2.72)%
Supplementary Data:
Portfolio Turnover Rate	19%	16%	13%	26%	3%
Net Assets at End of Year (in thousands)	$825,497	$343,824	$28,803	$16,571	$10,279
Number of Shares Outstanding at End of Year (in thousands)	21,909	10,890	1,362	830	528

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.

[3]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Technology Fund
	For the Years Ended October 31,		For the Period Ended October 31,
	2004	2003	2002*
Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.03	$7.19	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.14)	(0.08)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	0.24	3.92	(2.76)

Total from Investment Operations	0.10	3.84	(2.81)

Distributions to Shareholders:
From Net Realized Gain	(0.20)	—	—

Paid-in Capital from Redemption Fees	0.03	0.00 [2]	0.00 [2]

Net Increase (Decrease) in Net Asset Value	(0.07)	3.84	(2.81)

Net Asset Value – End of Period	$10.96	$11.03	$7.19

Total Investment Return[5]	1.17%	53.41%	(28.10)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.95%	1.94%	1.94%
Expenses Before Waivers	3.21%	4.61%	4.43%
Net Investment Loss After Waivers[3]	(1.23)%	(1.11)%	(1.37)%
Net Investment Loss Before Waivers	(2.49)%	(3.78)%	(3.86)%
Supplementary Data:
Portfolio Turnover Rate	99%	146%	165%
Net Assets at End of Period (in thousands)	$6,608	$6,170	$2,485
Number of Shares Outstanding at End of Period (in thousands)	603	560	346

*	From Commencement of Operations February 1, 2002.

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01

[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.

[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Technology Fund
	For the Period Ended October 31, 2004*
Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.00

Loss from Investment Operations:
Net Investment Loss[1],[2]	(0.11)
Net Realized and Unrealized Loss on Investments[1,3]	(1.06)

Total from Investment Operations	(1.17)

Paid-in Capital from Redemption Fees	0.05

Net Decrease in Net Asset Value	(1.12)

Net Asset Value – End of Period	$8.88

Total Investment Return[4]	(11.20	)%(A)
Ratios to Average Net Assets:
Expenses After Waivers[2]	1.95	%(B)
Expenses Before Waivers	6.43	%(B)
Net Investment Income After Waivers[2]	(1.79	)%(B)
Net Investment Income Before Waivers	(6.27	)%(B)
Supplementary Data:
Portfolio Turnover Rate	150	%(A)
Net Assets at End of Period (in thousands)	$1,440
Number of Shares Outstanding at End of Period (in thousands)	162

*	From Commencement of Operations January 20, 2004.

[1]	Calculated based on shares outstanding on the first and last day of the period, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 1.95%.

[3]	The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.

[4]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not annualized

(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund
	For the Year Ended October 31, 2004	For the Period April 1, 2003 through October 31, 2003*		For the Years Ended March 31,
				2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value – Beginning of Period	$12.51	$10.41		$15.53	$19.42	$16.93	$16.28

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.38	0.20		0.43	0.49	0.52	0.52
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	2.17	2.08		(5.12)	(1.86)	5.00	2.07

Total from Investment Operations	2.55	2.28		(4.69)	(1.37)	5.52	2.59

Distributions to Shareholders:
From Net Investment Income	(0.39)	(0.18)		(0.43)	(0.49)	(0.52)	(0.52)
From Net Realized Gain	—	—		—	(2.03)	(2.51)	(1.42)

Total Distributions	(0.39)	(0.18)		(0.43)	(2.52)	(3.03)	(1.94)

Paid-in Capital from Redemption Fees	0.00 [2]	0.00	[2]	—	—	—	—

Net Increase (Decrease) in Net Asset Value	2.16	2.10		(5.12)	(3.89)	2.49	0.65

Net Asset Value – End of Period	$14.67	$12.51		$10.41	$15.53	$19.42	$16.93

Total Investment Return[5]	20.63%	21.98	%(A)	(30.40%)	( 5.90%)	32.88%	17.18%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.85%	0.85	%(B)	0.85%	0.85%	0.85%	0.85%
Expenses Before Waivers	0.88%	0.87	%(B)	0.86%	0.85%	0.85%	0.85%
Net Investment Income After Waivers[3]	2.90%	3.02	%(B)	3.58%	2.88%	2.77%	2.95%
Net Investment Income Before Waivers	2.87%	3.00	%(B)	3.57%	2.88%	2.77%	2.95%
Supplementary Data:
Portfolio Turnover Rate	34%	5	%(A)	39%	29%	38%	16%
Net Assets at End of Period (in thousands)	$220,545	$184,818		$145,663	$224,681	$269,504	$194,493
Number of Shares Outstanding at End of Period (in thousands)	15,031	14,770		13,996	14,464	13,878	11,488

*	Prior to April 1, 2003, the Fund’s fiscal year end was March 31.

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01

[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a voluntary expense limitation of 0.85%.

[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized

(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Fund for Government Investors
	For the Period Ended October 31, 2004*		For the Years Ended December 31,
			2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value – Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations:
Net Investment Income[1,3]	0.00	[2]	0.00 [2]	0.01	0.03	0.05	0.04
Net Realized Gains on Investments[1,4]	0.00	[2]	0.00 [2]	—	—	—	—

Total From Investment Operations	0.00	[2]	0.00 [2]	0.01	0.03	0.05	0.04

Distributions to Shareholders:
From Net Investment Income	0.00	[2]	(0.00)[2]	(0.01)	(0.03)	(0.05)	(0.04)

Net Asset Value - End of Period	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[5]	0.42	%(A)	0.42%	1.03%	3.25%	5.27%	3.97%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.75	%(B)	0.75%	0.75%	0.75%	0.75%	0.74%
Expenses Before Waivers	0.85	%(B)	0.82%	0.75%	0.75%	0.75%	0.74%
Net Investment Income After Waivers[3]	0.50	%(B)	0.43%	1.03%	3.25%	5.17%	3.90%
Net Investment Income Before Waivers	0.40	%(B)	0.36%	1.03%	3.25%	5.17%	3.90%
Supplementary Data:
Net Assets at End of Period (in thousands)	$288,761		$341,413	$454,247	$484,682	$555,711	$492,627
Number of Shares Outstanding at End of Period (in thousands)	288,950		341,437	454,247	484,682	555,711	492,627

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01

[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 0.75%.

[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized

(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Maryland Tax-Free Portfolio
	For the Period Ended October 31, 2004*		For the Years Ended December 31,
			2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value - Beginning of Period	$11.28		$11.31	$10.93	$10.93	$10.55	$11.23

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.37		0.46	0.47	0.49	0.51	0.50
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	(0.06)		(0.01)	0.39	0.00 2	0.38	(0.68)

Total from Investment Operations	0.31		0.45	0.86	0.49	0.89	(0.18)

Distributions to Shareholders:
From Net Investment Income	(0.37)		(0.46)	(0.47)	(0.49)	(0.51)	(0.50)
From Net Realized Gain	—		(0.02)	(0.01)	—	—	—

Total Distributions to Shareholders	(0.37)		(0.48)	(0.48)	(0.49)	(0.51)	(0.50)

Paid-in Capital from Redemption Fees	0.00	[2]	—	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.06)		(0.03)	0.38	—	0.38	(0.68)

Net Asset Value - End of Period	$11.22		$11.28	$11.31	$10.93	$10.93	$10.55

Total Investment Return[5]	2.81	%(A)	4.11%	8.01%	4.50%	8.64%	(1.63)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.94	%(B)	0.93%	0.92%	0.93%	0.93%	0.93%
Expenses Before Waivers	0.95	%(B)	0.93%	0.92%	0.93%	0.93%	0.93%
Net Investment Income After Waivers[3]	3.98	%(B)	4.07%	4.25%	4.43%	4.76%	4.59%
Net Investment Income Before Waivers	3.97	%(B)	4.07%	4.25%	4.43%	4.76%	4.59%
Supplementary Data:
Portfolio Turnover Rate	9	%(A)	11%	17%	17%	7%	12%
Net Assets at End of Period (in thousands)	$39,269		$42,734	$42,314	$39,957	$39,500	$42,132
Number of Shares Outstanding at End of Period (in thousands)	3,499		3,788	3,743	3,656	3,613	3,993

*	Effective March 1, 2004, the Fund’s fiscal year changed to October 31.

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01

[3]	Reflects fees waivered by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.

[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized

(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Virginia Tax-Free Portfolio
	For the Period Ended October 31, 2004*		For the Years Ended December 31,
			2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value – Beginning of Period	$11.66		$11.59	$11.05	$11.13	$10.49	$11.42

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.35		0.44	0.46	0.49	0.50	0.50
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	(0.03)		0.08	0.54	(0.08)	0.64	(0.91)

Total from Investment Operations	0.32		0.52	1.00	0.41	1.14	(0.41)

Distributions to Shareholders:
From Net Investment Income	(0.35)		(0.44)	(0.46)	(0.49)	(0.50)	(0.50)
From Net Realized Gain	—		(0.01)	—	—	—	(0.02)

Total Distributions to Shareholders	(0.35)		(0.45)	(0.46)	(0.49)	(0.50)	(0.52)

Paid-in Capital from Redemption Fees	0.00	[2]	—	—	—	—	—

Net Increase (Decrease) in Net Asset Value	(0.03)		0.07	0.54	(0.08)	0.64	(0.93)

Net Asset Value – End of Period	$11.63		$11.66	$11.59	$11.05	$11.13	$10.49

Total Investment Return[5]	2.82	%(A)	4.61%	9.25%	3.67%	11.15%	(3.75)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.95	%(B)	0.93%	0.92%	0.92%	0.92%	0.93%
Expenses Before Waivers	0.97	%(B)	0.93%	0.92%	0.92%	0.92%	0.93%
Net Investment Income After Waivers[3]	3.67	%(B)	3.80%	4.09%	4.35%	4.67%	4.51%
Net Investment Income Before Waivers	3.65	%(B)	3.80%	4.09%	4.35%	4.67%	4.51%
Supplementary Data:
Portfolio Turnover Rate	14	%(A)	24%	19%	22%	8%	26%
Net Assets at End of Period (in thousands)	$27,218		$31,563	$32,373	$30,229	$28,898	$28,926
Number of Shares Outstanding at End of Period (in thousands)	2,339		2,707	2,794	2,735	2,597	2,757

*	Effective March 1, 2004, the Fund’s fiscal year changed to October 31.

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

[2]	Less than $0.01

[3]	Reflects fees waived by Money Management Advisers, Inc. pursuant to a voluntary expense limitation of 1.00%.

[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.

[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

(A)	Not Annualized

(B)	Annualized

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2004 through October 31, 2004).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2004” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued)

	Net Expense Ratio Annualized Oct. 31, 2004	Total Return Six Months Ended Oct. 31, 2004	Beginning Account Value May 1, 2004	Ending Account Value Oct. 31, 2004	Expenses Paid During the Six Months Ended Oct. 31, 2004*
Large Cap Financial Fund
Actual	1.91%	9.49%	$1,000.00	$1,094.90	$10.06
Hypothetical	1.91	2.51	1,000.00	1,015.53	9.68
Small Cap Financial Fund
Actual	1.59	10.70	1,000.00	1,107.00	8.42
Hypothetical	1.59	2.51	1,000.00	1,017.14	8.06
Small Cap Fund
Actual	1.59	9.34	1,000.00	1,093.40	8.37
Hypothetical	1.59	2.51	1,000.00	1,017.14	8.06
Large Cap Technology Fund
Actual	1.95	(0.72)	1,000.00	992.80	9.77
Hypothetical	1.95	2.51	1,000.00	1,015.33	9.88
Small Cap Technology Fund
Actual	1.95	(1.22)	1,000.00	987.80	9.74
Hypothetical	1.95	2.51	1,000.00	1,015.33	9.88
Gas Utility Index Fund
Actual	0.85	13.48	1,000.00	1,134.80	4.56
Hypothetical	0.85	2.51	1,000.00	1,020.86	4.32
Fund for Government Investors
Actual	0.75	0.31	1,000.00	1,003.10	3.78
Hypothetical	0.75	2.51	1,000.00	1,021.37	3.81
Maryland Tax-Free Portfolio
Actual	0.93	3.47	1,000.00	1,034.70	4.76
Hypothetical	0.93	2.51	1,000.00	1,020.46	4.72
Virginia Tax-Free Portfolio
Actual	0.93	3.87	1,000.00	1,038.70	4.77
Hypothetical	0.93	2.51	1,000.00	1,020.46	4.72

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 366.

The FBR Funds

Notes to Financial Statements

1. Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of nine series which represent interests in one of the following investment portfolios: FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Large Cap Technology Fund (“Large Cap Technology Fund”), FBR Small Cap Technology Fund (“Small Cap Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”) (formerly known as the FBR American Gas Index Fund), FBR Fund for Government Investors (“Money Market Fund”), FBR Maryland Tax-Free Portfolio (“Maryland Tax-Free Portfolio”) and FBR Virginia Tax-Free Portfolio (“Virginia Tax-Free Portfolio”), (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Each Fund offers one class of shares, which are offered as no-load shares.

On February 27, 2004, the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund, Small Cap Technology Fund, Gas Utility Index Fund, Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio were reorganized as separate series of the Trust. Prior to February 27, 2004, the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund and Small Cap Technology Fund were separate series of the FBR Family of Funds. The Gas Utility Index Fund and Money Market Fund were each in their own respective company and trust, respectively. The Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio were separate series of the FBR Fund for Tax-Free Investors, Inc.

The Large Cap Financial Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of large capitalization companies principally engaged in the business of financial services. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small capitalization companies principally engaged in the business of financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Small Cap Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small-cap companies. The investment objective of the Fund is capital appreciation.

The Large Cap Technology Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of large-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Small Cap Technology Fund, a non-diversified fund, intends to invest at least 80% of its total assets in securities of small-capitalization companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The FBR Funds

Notes to Financial Statements (continued)

The Gas Utility Index Fund, a diversified fund, intends to invest at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Money Market Fund, a diversified fund, intends to invest at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

The Maryland Tax-Free Portfolio, a non-diversified fund, intends to invest at least 80% of its assets in securities issued by the State of Maryland, its political subdivisions, agencies and instrumentalities exempt from federal and Maryland state income tax, including the Federal Alternative Minimum Tax (“AMT”). The investment objective of the Fund is to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including AMT.

The Virginia Tax-Free Portfolio, a non-diversified fund, intends to invest at least 80% of its assets in securities issued by the Commonwealth of Virginia, its political subdivisions, agencies and instrumentalities exempt from federal and Virginia state income tax, including AMT. The investment objective of the Fund is to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including AMT.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. The securities of the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio are valued on the basis of the mid-point of quoted bid and ask prices when market quotations are available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the The Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is

The FBR Funds

Notes to Financial Statements (continued)

closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s net asset value per share. The Funds, except for the Money Market Fund, charge a 1% redemption fee on shares redeemed within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund, Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividend quarterly. The Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio each declare dividends each day the Funds are open for business and pay monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Options — Each Fund, except the Gas Utility Index Fund, Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio, may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the

The FBR Funds

Notes to Financial Statements (continued)

premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges which do not result in counterparty credit risks. The Small Cap Fund engaged in the following options transactions during the year ended October 31, 2004:

	Call Options Purchased
	Contracts	Premium
Outstanding, at beginning of year	60	$25,780
Options purchases	—	—
Options expired	(60)	(25,780)

Outstanding, at end of year	—	$—

Repurchase Agreements — The Large Cap Financial, Small Cap Financial, Small Cap, Large Cap Technology, Small Cap Technology and Gas Utility Index Funds (collectively the “Equity Funds”) have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Trust’s Board of Trustees. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Securities Lending — With respect to the Equity Funds and the Money Market Fund, each may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at October 31, 2004.

The FBR Funds

Notes to Financial Statements (continued)

Line of Credit — The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the Fed Funds Rate, except for the Gas Utility Index Fund, Fund for Government Investors, Virginia Tax-Free Portfolio and Maryland Tax-Free Portfolio, which bear interest at 100 basis points over the LIBOR. The Funds had no borrowings outstanding at October 31, 2004.

3. Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (the “Adviser”) serves as investment adviser to the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund, Small Cap Technology Fund and Gas Utility Index Fund. For its advisory services, the Adviser receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Large Cap Financial Fund, Small Cap Financial Fund, Small Cap Fund, Large Cap Technology Fund and Small Cap Technology Fund and at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund. The Adviser has contractually agreed to limit each Fund’s total operating expenses to 1.95% of each Fund’s average daily net assets, except for the Gas Utility Index Fund which the Adviser has contractually agreed to limit total operating expenses to 0.85% of average daily net assets. The Adviser has agreed to maintain these limitations with regard to each Fund through October 31, 2005.

The Adviser has retained Akre Capital Management, LLC (“ACM”) as investment sub-adviser to the Small Cap Fund. In this capacity, subject to the supervision of the Adviser and the Board, ACM directs the investments of the Small Cap Fund’s assets, continually conducts investment research and supervision for the Small Cap Fund, and is responsible for the purchase and sale of the Small Cap Fund’s investments. For these services, the Adviser (and not the Fund) pays ACM a fee out of the Adviser’s advisory fee.

Money Management Advisers, Inc. (“MMA”) serves as the investment adviser to the Money Market Fund, Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio. MMA is a wholly-owned subsidiary of FBR National Trust Company (“FBR National”), the Funds’ administrator, custodian, fund accounting and transfer agent. Under the terms of an agreement with MMA, the Funds pay a management fee at an annual rate based on each Fund’s net assets as follows:

Money Market Fund	0.50% of the first $500 million;
0.45% of the next $250 million;
0.40% of the next $250 million;
0.35% of the net assets over $1 billion.
Maryland Tax-Free Portfolio Virginia Tax-Free Portfolio	0.375%

Effective April 1, 2003, MMA contractually agreed to waive advisory fees in the amount of 0.10% of the average daily net assets of the Money Market Fund.

The FBR Funds

Notes to Financial Statements (continued)

MMA has retained Asset Management, Inc. (“AMI”) as investment sub-adviser to the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio. In this capacity, subject to the supervision of the Adviser and the Board, AMI directs the investments of the Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio’s assets, continually conducts investment research and supervision for the Funds, and is responsible for the purchase and sale of the Funds’ investments. For these services, MMA (and not the Fund) pays AMI a fee out of the MMA advisory fee.

Plan of Distribution — The Trust, on behalf of each Fund, except the Gas Utility Index Fund and Money Market Fund, has adopted an amended and restated Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. The Maryland Tax-Free Portfolio and Virginia Tax-Free Portfolio adopted the Plan on March 1, 2004. The Distributor has voluntarily agreed to waive a portion of the distribution fees payable by the Small Cap Fund in an amount attributable to marketing expenses for the Fund until such time as the Fund is reopened to new investors.

Administrator, Transfer Agent and Custodian — FBR National (the “Administrator”), provides administrative, transfer agency and custodial services to the Funds and pays the operating expenses (not including extraordinary legal fees, marketing costs, outside of routine shareholder communications and interest costs) of the Funds. For these services, the Administrator receives a fee at an annual rate based on each Fund’s average daily net assets as follows:

Large Cap Financial Fund	Greater of 1% or $125,000 of the first $20 million;
Small Cap Financial Fund	$200,000 plus 0.33 1/3% of assets greater than $20 million, but less than $50 million;
Small Cap Fund
Large Cap Technology Fund	$300,000 plus 0.10% of assets greater than $50 million, but less than $100 million;
Small Cap Technology Fund	0.35% of assets greater than $100 million, but less than $500 million;
Gas Utility Index Fund	$1,750,000 plus 0.275% of assets greater than $500 million

0.375%

Money Market Fund	$80,000 on assets less than $20 million;
0.40% of assets less than or equal to $100 million;
0.35% of assets greater than $100 million

Maryland Tax-Free Portfolio	$60,000 on assets less than $20 million;
Virginia Tax-Free Portfolio	0.30% on assets greater than $20 million but less than $100 million;
0.25% on assets greater than $100 million

Brokerage Commissions — For the year ended October 31, 2004, the following brokerage commissions from portfolio transactions executed on behalf of the Funds were paid to

The FBR Funds

Notes to Financial Statements (continued)

Friedman, Billings, Ramsey and Co., Inc., an affiliate of the Adviser, Distributor and Administrator, by the Large Cap Financial Fund, Small Cap Financial Fund, and Small Cap Fund, $2,650, $95,807 and $18,725, respectively.

4. Investment Transactions

For the period ended October 31, 2004, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales
Large Cap Financial Fund	$14,076,820	$23,754,097
Small Cap Financial Fund	180,664,621	197,872,671
Small Cap Fund	345,439,888	70,278,696
Large Cap Technology Fund	7,287,388	6,473,403
Small Cap Technology Fund	3,325,504	1,787,813
Gas Utility Index Fund	73,527,772	67,984,434
Maryland Tax-Free Portfolio	3,534,890	6,988,492
Virginia Tax-Free Portfolio	4,047,140	8,284,517

5. Federal Income Taxes

It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The FBR Funds

Notes to Financial Statements (continued)

The tax character of distributions paid for each Fund’s tax year was as follows:

	Ordinary Income		Long-Term Capital Gains
	Dollar Amount	Per share Amount	Dollar Amount	Per share Amount
Large Cap Financial Fund
For the Year Ended October 31, 2004	$110,335	$0.067980	$131,440	$0.080984
For the Year Ended October 31, 2003	$127,702	$0.086100	$—	$—
Small Cap Financial Fund
For the Year Ended October 31, 2004	$2,277,539	$0.126548	$10,628,776	$0.600311
For the Year Ended October 31, 2003	$1,897,619	$0.130900	$8,819,518	$0.639300
Small Cap Fund
For the Year Ended October 31, 2004	$—	$—	$298,169	$0.027788
For the Year Ended October 31, 2003	$—	$—	$—	$—
Large Cap Technology Fund
For the Year Ended October 31, 2004	$107,767	$0.181082	$9,239	$0.015524
For the Year Ended October 31, 2003	$—	$—	$—	$—
Small Cap Technology Fund
For the Period Ended October 31, 2004	$—	$—	$—	$—
Gas Utility Index Fund
For the Year Ended October 31, 2004	$5,900,540	$0.387304	$—	$—
For the Period Ended October 31, 2003	$2,692,622	$0.183900	$—	$—
Fund for Government Investors
For the Period Ended October 31, 2004	$1,341,712	$0.0042	$—	$—
For the Year Ended December 31, 2003	$1,872,046	$0.0042	$—	$—
Maryland Tax-Free Portfolio
For the Period Ended October 31, 2004	$1,342,056	$0.3706	$—	$—
For the Year Ended December 31, 2003	$1,739,943	$0.4615	$88,273	$0.0234
Virginia Tax-Free Portfolio
For the Period Ended October 31, 2004	$906,314	$0.3524	$—	$—
For the Year Ended December 31, 2003	$1,263,276	$0.4416	$31,055	$0.0114

The following information is computed on a tax basis for each item:

	As of October 31, 2004
	Large Cap Financial Fund	Small Cap Financial Fund	Small Cap Fund	Large Cap Technology Fund
Cost of investment securities	$24,200,668	$465,974,391	$676,892,429	$6,528,688

Gross unrealized appreciation	6,392,541	138,726,193	160,751,354	566,392
Gross unrealized depreciation	(191,924)	(10,295,488)	(13,600,722)	(484,004)

Net unrealized appreciation	6,200,617	128,430,705	147,150,632	82,388
Undistributed ordinary income	1,118,794	3,077,536	8,078,532	456,981
Undistributed long-term capital gains	2,502,845	72,800,644	5,377,069	507,449

Accumulated earnings	$9,822,256	$204,308,885	$160,606,233	$1,046,818

The FBR Funds

Notes to Financial Statements (continued)

	As of October 31, 2004
	Small Cap Technology Fund	Gas Utility Index Fund
Cost of investment securities	$1,466,033	$151,115,459

Gross unrealized appreciation	84,720	82,444,956
Gross unrealized depreciation	(130,594)	(11,030,411)

Net unrealized appreciation (depreciation)	(45,874)	71,414,545
Undistributed ordinary income	—	328,592
Capital loss carryforward	(90,658)*	(23,504,319	)**

Accumulated earnings	$(136,532)	$48,238,818

*	Expires October 31, 2012

**	$21,943,018 expires October 31, 2011 and $1,561,301 expires October 31, 2012.

	As of October 31, 2004
	Fund for Government Investors		Maryland Tax-Free Portfolio	Virginia Tax-Free Portfolio
Cost of investment securities	$271,750,207		$36,230,475	$24,838,443

Gross unrealized appreciation	—		2,358,415	1,943,799
Gross unrealized depreciation	—		(8,855)	(517)

Net unrealized appreciation	—		2,349,560	1,943,282
Undistributed ordinary income	—		—	5,091
Undistributed long-term capital gains	—		72,652	372,715
Capital loss carryforward	(188,960	)***	—	—

Accumulated earnings	$(188,960)		$2,422,212	$2,321,088

***	$23,854 expires October 31, 2011 and $165,106 expires October 31, 2012.

The difference between the cost of investment securities and financial statement cost for Funds is due to certain timing differences in the recognition of capital losses under tax regulations and generally accepted accounting principles.

The capital loss carryforward may be utilized in future years to offset net realized gains, if any, prior to distributing such gains to shareholders.

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds.

	Undistributed Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Small Cap Financial Fund	$—	$1,593	$(1,593)
Small Cap Fund	3,755,821	(3,755,794)	(27)
Large Cap Technology Fund	85,947	(85,947)	—
Small Cap Technology Fund	17,583	—	(17,583)

The FBR Funds

Notes to Financial Statements (continued)

6. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the oustanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the period ended October 31, 2004, is noted below:

	SHARE ACTIVITY
Affiliate	Balance 10/31/03	Purchases	Sales	Balance 10/31/04	Realized Gain	Dividends	Value 10/31/04	Acquisition Cost
FBR Small Cap Financial
Bankcorp Rhode Island, Inc.	367,000	—	88,503	278,497	1,506,238	190,318	10,652,510	5,831,203
Hingham Institution for Savings	114,800	—	7,200	107,600	152,560	102,420	4,478,850	2,271,745
ITLA Capital Corp.	283,300	71,522	—	354,822	—	—	17,180,836	9,532,675
FBR Small Cap Fund
Monarch Casino & Resort, Inc.	331,700	183,800	—	515,500	—	—	14,397,915	4,755,717

7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

The FBR Funds

Bethesda, Maryland

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund (comprising the “Equity Funds”), and FBR Fund for Government Investors, FBR Maryland Tax-Free Portfolio, and FBR Virginia Tax-Free Portfolio (comprising the “Income Funds”) (collectively the “Funds”), each a series of The FBR Funds as of October 31, 2004, and the related statements of operations of the Equity Funds, excluding the FBR Small Cap Technology Fund, for the year ended October 31, 2004, the related statement of operations for the FBR Small Cap Technology Fund for the period from January 20, 2004 (commencement of operations) to October 31, 2004, the related statements of operations of the Income Funds for the period from January 1, 2004 to October 31, 2004, the related statements of changes in net assets of the Equity Funds, excluding the FBR Small Cap Technology Fund and the FBR Gas Utility Index Fund, for each of the two years in the period ended October 31, 2004, the financial highlights of the Equity Funds, except for the FBR Small Cap Technology Fund and the FBR Gas Utility Index Fund, for each of the three years in the period ended October 31, 2004, the related statement of changes in net assets and the financial highlights of the FBR Small Cap Technology Fund for the period from January 20, 2004 to October 31, 2004, the related statements of changes in net assets and financial highlights of the FBR Gas Utility Index Fund for the year ended October 31, 2004, for the period from April 1, 2003 to October 31, 2003 and for the year ended March 31, 2003, and the related statements of changes in net assets and financial highlights of the Income Funds for the period from January 1, 2004 to October 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, and FBR Large Cap Technology Fund for each of the two years in the period ended October 31, 2001 were audited by other auditors whose report dated December 7, 2001 expressed an unqualified opinion on such financial highlights. The financial highlights of FBR Gas Utility Index Fund for each of the three years in the period ended March 31, 2002 were audited by other auditors whose report dated April 19, 2002 expressed an unqualified opinion on such financial highlights. The statements of operations of the FBR Fund for Government Investors, FBR Maryland Tax-Free Portfolio and FBR Virginia Tax-Free Portfolio for the year ended December 31, 2003, the statements of changes in net assets for each of the two years in the period ended December 31, 2003, and the financial highlights for each of the four years in the period ended December 31, 2003 were audited by other auditors whose report dated February 20, 2004 expressed an unqualified opinion on such financial statements and financial highlights.

The FBR Funds

Report of Independent Registered Public Accounting Firm

(continued)

We conducted our audits in accordance with standards of the Public Company We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund, FBR Fund for Government Investors, FBR Maryland Tax-Free Portfolio, and FBR Virginia Tax-Free Portfolio as of October 31, 2004, the results of their operations for the periods referred to above, the changes in their net assets for the periods referred to above, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

December 10, 2004

The FBR Funds

Supplemental Information (unaudited)

Proxy Voting Guidelines

The Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures the Advisers use in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website, beginning with the July 31, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

The FBR Funds

Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 4922 Fairmont Avenue, Bethesda, MD 20814 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Name, Age, Address,	Term of Office* and Tenure**	Portfolios Overseen in the Trust and Fund Complex***	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee
F. David Fowler, 71	Trustee Since 2000	9	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992-1997.	MicroStrategy, Inc

Charles O. Heller, 68	Trustee Since 2003	9	Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000-2003.	None

Larry R. Levitan, 63	Trustee Since 2003	9	Retired; Oversight Board, Internal Revenue Service, September 2000 to present.	Choice Hotels International, Inc.

Michael A. Willner, 48	Trustee Since 2000	9	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	AlphaGrip, Inc.

David Ellison+, 46 100 Federal Street Boston, MA02110	Trustee Since 2003 President Since 2001	9

Director, CEO and President, FBR Fund Advisers, Inc., since

December 1999; Portfolio Manager for Equity Funds since

October 1996; and President Money Management Advisers, Inc., April 2001 - March 2002.

				None

Winsor H. Aylesworth, 57 100 Federal Street Boston, MA 02110	Executive Vice President Since 2000	9	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Advisers, Inc., April 2001-March 2002.	None

Bart Sanders, 40	Executive Vice President Since 2000	9	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999. Head Trader for FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc. April 2001-March 2002.	None

Susan L. Silva, 37	Treasurer Since 2002	9	Vice President, FBR National Trust Company since 2002; Employee of FBR National Trust Company since January 2000; Vice President and Treasurer of Money Management Advisers, Inc. since June 2000; Fund Accounting Manager, Legg Mason,Inc. 1996-1999.	None

Kimberly J. Ochterski, 30	Secretary Since 2003	9	Assistant Vice President, FBR National Trust Company since 2003; Vice President and Secretary of Money Management Advisers, Inc. since October 2003; Employee of FBR National Trust Company since August 1998, serving in various capacities, including Fund Accounting Supervisor and Transfer Agent Operations Manager.	None

William Vastardis, 49 26 West 17th Street Suite 601 New York, NY 10011	Chief Compliance Officer Since 2004	9	Co-Chief Executive Officer, EOS Compliance Services LLC since June 2004; President and founder, EOS Fund Services LLC since August 2003; Managing Director of Investors Capital Services, Inc. (affiliate of Investors Bank & Trust Company) from May 1998 through July 2003.	None

*	Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.

**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or the Predecessor Funds.

***	The “Fund Complex” consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc., (“FBR Group”) and its affiliate advisers.

+	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

[THIS PAGE INTENTIONALLY LEFT BLANK]

THE FBR FUNDS

888.888.0025

funds@fbr.com

www.fbrfunds.com

Investment Advisers

FBR FUND ADVISERS, INC.

MONEY MANAGEMENT ADVISERS, INC.

1001 NINETEENTH STREET NORTH

ARLINGTON, VIRGINIA 22209

Distributor

FBR INVESTMENT SERVICES, INC.

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Administrator, Custodian and Transfer Agent

FBR NATIONAL TRUST COMPANY

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Sub-Transfer Agent

INTEGRATED FUND SERVICES, INC.

P.O. BOX 5354

CINCINNATI, OHIO 45201

Independent Public Accountants

TAIT, WELLER & BAKER

1818 MARKET STREET

PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized

for distribution to prospective

investors unless it is preceded or

accompanied by a current prospectus.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. The Registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined at a meeting held September 29, 2003 that F. David Fowler qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – The aggregate fees billed for the professional services rendered by Tait, Weller & Baker, Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, were $99,500 for all series of the Registrant for the fiscal year ended October 31, 2004 and, $57,500 for certain series of the Registrant for the fiscal year ended October 31, 2003. The aggregate fees billed for the professional services rendered by Deloitte & Touche, principal accountant for the audit of the Registrant’s annual financial statements for the remaining series of the Registrant for the fiscal year ended December 31, 2003 were $53,812.50.

(b)	Audit Related Fees – The aggregate fees billed for assurance and related services rendered by Tait, Weller & Baker, Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) were $13,500 for all series of the Registrant for the fiscal year ended October 31, 2004 and $9,000 for certain series of the Registrant for the fiscal year ended October 31, 2003. The aggregate fees billed for assurance and related services rendered by Deloitte & Touche, principal accountant for the audit of the Registrant’s annual financial statements for the remaining series of the Registrant for the fiscal year ended December 31, 2003 were $12,240. The Audit Related Fees pertain to services performed in connection with Rule 17f-2 of the Investment Company Act of 1940. In compliance with this rule the principal accountant performed three examinations during the year.

(c)	Tax Fees – The aggregate fees billed by Tait, Weller & Baker, Registrant’s principal accountant for tax compliance, tax advice and tax planning for completing federal and excise tax returns, were $22,500 for all series of the Registrant for the fiscal year ended October 31, 2004. The Registrant did not engage the principal accountant for any tax services in 2003.

(d)	All Other Fees – There were no additional fees paid for audit and non-audit services other than those disclosed in (a) through (c) above.

(e)	(1) Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or an entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Registrant. In determining whether to approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2) None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than fifty percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable as no non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Contained in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)	(1) Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.

(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The FBR Funds

By (Signature and Title)*	/s/ Susan L. Silva	1/5/2005
	Susan L. Silva Treasurer The FBR Funds	Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	1/5/2005
	David H. Ellison President The FBR Funds (Principal Executive Officer)	Date

By (Signature and Title)	/s/ Susan L. Silva	1/5/2005
	Susan L. Silva Treasurer The FBR Funds	Date
(Principal Financial Officer and Accounting Officer)